_______________________________________________________

                              THE CHESAPEAKE FUNDS
            _______________________________________________________


                                                  October 1, 1998




Dear Shareholder:

         The Chesapeake Growth Fund Institutional Class closed the third quarter with a loss of 22.3%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 12.3% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                            John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

                     _____________________________________

                           THE CHESAPEAKE GROWTH FUND
                     _____________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Growth Fund seeks capital appreciation primarily through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

  * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;

  *  are selling at a stock price not yet fully reflective of their growth rate;

  * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;

  * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups  [Represented by a Pie Chart in mailings]
----------------------------------

     Computers & Peripherals - 12.7%
     Telecommunications - 9.4%
     Computer Software - 9.3%
     Business Services - 9.1%
     Energy Services - 6.9%
     Pharmaceuticals - 6.2%
     Apparel - 6.0%
     Healthcare Delivery - 5.3%
     Retail Sales & Distribution - 5.1%
     Bldg. Supplies/Housing Related - 4.2 %
     All Others - 25.6%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.  EMC Corporation                 5.6%
2.  MCI Worldco Inc.                4.2%
3.  Jones Apparel Group, Inc.       3.8%
4.  IMS Health Inc.                 3.5%
5.  Biomet, Inc.                    2.9%
6.  CalEnergy                       2.9%
7.  Sun Microsystems, Inc.          2.6%
8.  Mylan Laboratories              2.5%
9.  Federal-Mogul Corp.             2.5%
10. Accustaff Inc.                  2.3%


Portfolio Characteristics
----------------------------------------
Overall Assets ($MM)                 192
Number of Companies                   66
5 Yr. Historical Earnings Growth     30%
Earnings Growth - net year           28%
P/E Ratio - next year                 15
  (Gardner Lewis earnings estimates)


Performance Summary
-------------------------------------------------------------
Period Ended                                          Since
  9/30/98               1 Year        3 Year        Inception
-------------------------------------------------------------
The Chesapeake
Growth Fund             -24.6%         1.7%           11.5%
Institutional Shares
-------------------------------------------------------------


Historical performance for The Chesapeake Growth Fund Institutional Series has been calculated by using the performance of an original class of The Fund (known as the A Shares) from inception on April 6,1994 until the date of issuance of the new Institutional Series on April 7, 1995, and combining such performance with the performance of the Institutional Series since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

               _________________________________________________________________________________

                                         THE CHESAPEAKE GROWTH FUND
               _________________________________________________________________________________


                                          PORTFOLIO OF INVESTMENTS
                                                 (unaudited)
                                             September 30, 1998

=====================================================    ======================================================
 Quantity  Security                     Market Value      Quantity  Security                      Market Value
=====================================================    ======================================================
   119,000 AES Corporation                 4,410,438        127,400 HCR Manor Care Inc.              3,734,413
   302,200 Accustaff Inc.                  4,457,450         44,700 Hertz Corp.                      1,871,813
   133,300 Adaptec, Inc.                   1,266,350        106,600 IMS Health Inc.                  6,602,538
    48,100 Airborne Freight Corp.            832,731        103,000 Integrated Health Service        1,731,688
    60,800 Allmerica Financial Corp.       3,625,200         67,100 Johns Manville Corp.               763,263
    96,200 American Power Conversion       3,625,538        313,900 Jones Apparel Group, Inc.        7,200,081
    65,800 Ascend Communications           2,993,900        148,500 K Mart Corp.                     1,782,000
    86,100 BE Aerospace, Inc.              1,894,200        161,800 MCI Worldcom Inc.                7,907,975
    64,600 BMC Software, Inc.              3,880,038         48,100 Maytag                           2,296,775
   157,600 Biomet, Inc.                    5,466,750         14,200 McKesson Corp.                   1,301,075
    70,900 Borders Group, Inc.             1,577,525         97,000 Micron Technology                2,952,438
    74,270 CKE Restaurants                 2,209,533        113,900 Mohawk Industries, Inc.          3,118,013
    84,850 Cable Design Technologies       1,081,838        163,700 Mylan Laboratories, Inc.         4,829,150
   189,800 Cabletron Systems               2,135,250        106,300 Networks Associates, Inc.        3,773,650
    70,900 Cadence Design Systems          1,812,381        108,400 Newbridge Networks Corp.         1,944,425
   205,100 CalEnergy                       5,435,150        121,500 Petrol Geo Service ADR           1,936,406
    69,200 Ceridian Corporation            3,970,350         48,100 Platinum Tech, Inc.                865,800
   100,400 Champion Enterprises            2,334,300        170,800 Rational Software Corp.          2,871,575
   162,000 Checkfree Holdings Corp.        1,599,750         77,100 Rite Aid Corporation             2,737,050
    77,600 Comair Holdings, Inc.           2,231,000         98,700 SCI Systems, Inc.                2,658,731
   182,300 DSP Communications, Inc.        1,503,975        101,300 Saks, Inc.                       2,272,919
   107,200 E C I Telecom, Ltd.             2,626,400         42,200 Southdown Inc.                   1,899,000
   184,400 EMC Corporation                10,579,950         50,600 Staples, Inc.                    1,486,375
   113,900 FORE Systems, Inc.              1,893,588         85,700 Sterling Software, Inc.          2,378,175
   116,500 Fairfield Communities           1,165,000         60,800 Suiza Foods                      1,900,000
   101,300 Federal-Mogul Corp.             4,735,775         97,900 Sun Microsystems, Inc.           4,876,644
   138,400 Flowers Industries, Inc.        3,018,850        130,350 Sunterra Corp.                     847,275
    32,900 Forest Laboratories, Inc.       1,130,938        458,700 Systems Software Associates, Inc.2,322,169
    59,700 Gateway 2000, Inc.              3,123,056         70,900 Warnaco Group, Inc.              1,639,563
   153,600 Genesis Health Ventures         1,881,600         88,400 Waste Management, Inc.           4,248,725
    94,500 Genzyme General Division        3,413,813         51,100 Wellpoint Health Networks Inc.   2,864,794
   132,500 Global Industries, Ltd.         1,532,031        252,700 Wolverine World Wide, Inc.       2,748,113
    53,200 Gulfstream Aerospace Corp.      2,141,300


                                                                    TOTAL EQUITY                   190,423,926

                                                                    CASH EQUIVALENT                  1,530,108

                                                                    TOTAL ASSETS                   191,954,034

            _______________________________________________________

                              THE CHESAPEAKE FUNDS
            _______________________________________________________


                                                  October 1, 1998




Dear Shareholder:

         The Chesapeake Growth Fund Series A closed the third quarter with a loss of 22.4%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 12.3% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                            John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

                     _____________________________________

                           THE CHESAPEAKE GROWTH FUND
                     _____________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Growth Fund seeks capital appreciation primarily through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

  * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;

  *  are selling at a stock price not yet fully reflective of their growth rate;

  * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;

  * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups  [Represented by a Pie Chart in mailings]
----------------------------------

     Computers & Peripherals - 12.7%
     Telecommunications - 9.4%
     Computer Software - 9.3%
     Business Services - 9.1%
     Energy Services - 6.9%
     Pharmaceuticals - 6.2%
     Apparel - 6.0%
     Healthcare Delivery - 5.3%
     Retail Sales & Distribution - 5.1%
     Bldg. Supplies/Housing Related - 4.2 %
     All Others - 25.6%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.  EMC Corporation                 5.6%
2.  MCI Worldco Inc.                4.2%
3.  Jones Apparel Group, Inc.       3.8%
4.  IMS Health Inc.                 3.5%
5.  Biomet, Inc.                    2.9%
6.  CalEnergy                       2.9%
7.  Sun Microsystems, Inc.          2.6%
8.  Mylan Laboratories              2.5%
9.  Federal-Mogul Corp.             2.5%
10. Accustaff Inc.                  2.3%


Portfolio Characteristics
----------------------------------------
Overall Assets ($MM)                 192
Number of Companies                   66
5 Yr. Historical Earnings Growth     30%
Earnings Growth - net year           28%
P/E Ratio - next year                 15
  (Gardner Lewis earnings estimates)


Performance Summary
-------------------------------------------------------------
Period Ended                                          Since
  9/30/98               1 Year        3 Year        Inception
-------------------------------------------------------------
The Chesapeake
Growth Fund             -27.2%         0.3%           10.5%
Series A
-------------------------------------------------------------


Fund performance is net of the maximum 3% sales load. Historical performance for The Chesapeake Growth Fund Series A has been calculated by using the performance of the original class of The Fund (now called the Institutional Shares) from inception on April 6, 1994 until the date of issuance of the new Series A Shares on April , 1995, and combining such performance with the performance of the Series A Shares since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863


               _________________________________________________________________________________

                                         THE CHESAPEAKE GROWTH FUND
               _________________________________________________________________________________


                                          PORTFOLIO OF INVESTMENTS
                                                 (unaudited)
                                             September 30, 1998

=====================================================    ======================================================
 Quantity  Security                     Market Value      Quantity  Security                      Market Value
=====================================================    ======================================================
   119,000 AES Corporation                 4,410,438        127,400 HCR Manor Care Inc.              3,734,413
   302,200 Accustaff Inc.                  4,457,450         44,700 Hertz Corp.                      1,871,813
   133,300 Adaptec, Inc.                   1,266,350        106,600 IMS Health Inc.                  6,602,538
    48,100 Airborne Freight Corp.            832,731        103,000 Integrated Health Service        1,731,688
    60,800 Allmerica Financial Corp.       3,625,200         67,100 Johns Manville Corp.               763,263
    96,200 American Power Conversion       3,625,538        313,900 Jones Apparel Group, Inc.        7,200,081
    65,800 Ascend Communications           2,993,900        148,500 K Mart Corp.                     1,782,000
    86,100 BE Aerospace, Inc.              1,894,200        161,800 MCI Worldcom Inc.                7,907,975
    64,600 BMC Software, Inc.              3,880,038         48,100 Maytag                           2,296,775
   157,600 Biomet, Inc.                    5,466,750         14,200 McKesson Corp.                   1,301,075
    70,900 Borders Group, Inc.             1,577,525         97,000 Micron Technology                2,952,438
    74,270 CKE Restaurants                 2,209,533        113,900 Mohawk Industries, Inc.          3,118,013
    84,850 Cable Design Technologies       1,081,838        163,700 Mylan Laboratories, Inc.         4,829,150
   189,800 Cabletron Systems               2,135,250        106,300 Networks Associates, Inc.        3,773,650
    70,900 Cadence Design Systems          1,812,381        108,400 Newbridge Networks Corp.         1,944,425
   205,100 CalEnergy                       5,435,150        121,500 Petrol Geo Service ADR           1,936,406
    69,200 Ceridian Corporation            3,970,350         48,100 Platinum Tech, Inc.                865,800
   100,400 Champion Enterprises            2,334,300        170,800 Rational Software Corp.          2,871,575
   162,000 Checkfree Holdings Corp.        1,599,750         77,100 Rite Aid Corporation             2,737,050
    77,600 Comair Holdings, Inc.           2,231,000         98,700 SCI Systems, Inc.                2,658,731
   182,300 DSP Communications, Inc.        1,503,975        101,300 Saks, Inc.                       2,272,919
   107,200 E C I Telecom, Ltd.             2,626,400         42,200 Southdown Inc.                   1,899,000
   184,400 EMC Corporation                10,579,950         50,600 Staples, Inc.                    1,486,375
   113,900 FORE Systems, Inc.              1,893,588         85,700 Sterling Software, Inc.          2,378,175
   116,500 Fairfield Communities           1,165,000         60,800 Suiza Foods                      1,900,000
   101,300 Federal-Mogul Corp.             4,735,775         97,900 Sun Microsystems, Inc.           4,876,644
   138,400 Flowers Industries, Inc.        3,018,850        130,350 Sunterra Corp.                     847,275
    32,900 Forest Laboratories, Inc.       1,130,938        458,700 Systems Software Associates, Inc.2,322,169
    59,700 Gateway 2000, Inc.              3,123,056         70,900 Warnaco Group, Inc.              1,639,563
   153,600 Genesis Health Ventures         1,881,600         88,400 Waste Management, Inc.           4,248,725
    94,500 Genzyme General Division        3,413,813         51,100 Wellpoint Health Networks Inc.   2,864,794
   132,500 Global Industries, Ltd.         1,532,031        252,700 Wolverine World Wide, Inc.       2,748,113
    53,200 Gulfstream Aerospace Corp.      2,141,300


                                                                    TOTAL EQUITY                   190,423,926

                                                                    CASH EQUIVALENT                  1,530,108

                                                                    TOTAL ASSETS                   191,954,034

            _______________________________________________________

                              THE CHESAPEAKE FUNDS
            _______________________________________________________


                                                         October 1, 1998





Dear Shareholder:

         The Chesapeake Growth Fund Series C closed the third quarter with a loss of 22.8%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 13.5% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                              John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

                     _____________________________________

                           THE CHESAPEAKE GROWTH FUND
                     _____________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Growth Fund seeks capital appreciation primarily through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

  * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;

  *  are selling at a stock price not yet fully reflective of their growth rate;

  * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;

  * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups  [Represented by a Pie Chart in mailings]
----------------------------------

     Computers & Peripherals - 12.7%
     Telecommunications - 9.4%
     Computer Software - 9.3%
     Business Services - 9.1%
     Energy Services - 6.9%
     Pharmaceuticals - 6.2%
     Apparel - 6.0%
     Healthcare Delivery - 5.3%
     Retail Sales & Distribution - 5.1%
     Bldg. Supplies/Housing Related - 4.2 %
     All Others - 25.6%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.  EMC Corporation                 5.6%
2.  MCI Worldco Inc.                4.2%
3.  Jones Apparel Group, Inc.       3.8%
4.  IMS Health Inc.                 3.5%
5.  Biomet, Inc.                    2.9%
6.  CalEnergy                       2.9%
7.  Sun Microsystems, Inc.          2.6%
8.  Mylan Laboratories              2.5%
9.  Federal-Mogul Corp.             2.5%
10. Accustaff Inc.                  2.3%


Portfolio Characteristics
----------------------------------------
Overall Assets ($MM)                 192
Number of Companies                   66
5 Yr. Historical Earnings Growth     30%
Earnings Growth - net year           28%
P/E Ratio - next year                 15
  (Gardner Lewis earnings estimates)


Performance Summary
-------------------------------------------------------------
Period Ended                                          Since
  9/30/98               1 Year        3 Year        Inception
-------------------------------------------------------------
The Chesapeake
Growth Fund             -26.3%         0.1%           8.2%
Series C
-------------------------------------------------------------


The inception date of the Series C of the Fund was April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

               _________________________________________________________________________________

                                         THE CHESAPEAKE GROWTH FUND
               _________________________________________________________________________________


                                          PORTFOLIO OF INVESTMENTS
                                                 (unaudited)
                                             September 30, 1998

=====================================================    ======================================================
 Quantity  Security                     Market Value      Quantity  Security                      Market Value
=====================================================    ======================================================
   119,000 AES Corporation                 4,410,438        127,400 HCR Manor Care Inc.              3,734,413
   302,200 Accustaff Inc.                  4,457,450         44,700 Hertz Corp.                      1,871,813
   133,300 Adaptec, Inc.                   1,266,350        106,600 IMS Health Inc.                  6,602,538
    48,100 Airborne Freight Corp.            832,731        103,000 Integrated Health Service        1,731,688
    60,800 Allmerica Financial Corp.       3,625,200         67,100 Johns Manville Corp.               763,263
    96,200 American Power Conversion       3,625,538        313,900 Jones Apparel Group, Inc.        7,200,081
    65,800 Ascend Communications           2,993,900        148,500 K Mart Corp.                     1,782,000
    86,100 BE Aerospace, Inc.              1,894,200        161,800 MCI Worldcom Inc.                7,907,975
    64,600 BMC Software, Inc.              3,880,038         48,100 Maytag                           2,296,775
   157,600 Biomet, Inc.                    5,466,750         14,200 McKesson Corp.                   1,301,075
    70,900 Borders Group, Inc.             1,577,525         97,000 Micron Technology                2,952,438
    74,270 CKE Restaurants                 2,209,533        113,900 Mohawk Industries, Inc.          3,118,013
    84,850 Cable Design Technologies       1,081,838        163,700 Mylan Laboratories, Inc.         4,829,150
   189,800 Cabletron Systems               2,135,250        106,300 Networks Associates, Inc.        3,773,650
    70,900 Cadence Design Systems          1,812,381        108,400 Newbridge Networks Corp.         1,944,425
   205,100 CalEnergy                       5,435,150        121,500 Petrol Geo Service ADR           1,936,406
    69,200 Ceridian Corporation            3,970,350         48,100 Platinum Tech, Inc.                865,800
   100,400 Champion Enterprises            2,334,300        170,800 Rational Software Corp.          2,871,575
   162,000 Checkfree Holdings Corp.        1,599,750         77,100 Rite Aid Corporation             2,737,050
    77,600 Comair Holdings, Inc.           2,231,000         98,700 SCI Systems, Inc.                2,658,731
   182,300 DSP Communications, Inc.        1,503,975        101,300 Saks, Inc.                       2,272,919
   107,200 E C I Telecom, Ltd.             2,626,400         42,200 Southdown Inc.                   1,899,000
   184,400 EMC Corporation                10,579,950         50,600 Staples, Inc.                    1,486,375
   113,900 FORE Systems, Inc.              1,893,588         85,700 Sterling Software, Inc.          2,378,175
   116,500 Fairfield Communities           1,165,000         60,800 Suiza Foods                      1,900,000
   101,300 Federal-Mogul Corp.             4,735,775         97,900 Sun Microsystems, Inc.           4,876,644
   138,400 Flowers Industries, Inc.        3,018,850        130,350 Sunterra Corp.                     847,275
    32,900 Forest Laboratories, Inc.       1,130,938        458,700 Systems Software Associates, Inc.2,322,169
    59,700 Gateway 2000, Inc.              3,123,056         70,900 Warnaco Group, Inc.              1,639,563
   153,600 Genesis Health Ventures         1,881,600         88,400 Waste Management, Inc.           4,248,725
    94,500 Genzyme General Division        3,413,813         51,100 Wellpoint Health Networks Inc.   2,864,794
   132,500 Global Industries, Ltd.         1,532,031        252,700 Wolverine World Wide, Inc.       2,748,113
    53,200 Gulfstream Aerospace Corp.      2,141,300


                                                                    TOTAL EQUITY                   190,423,926

                                                                    CASH EQUIVALENT                  1,530,108

                                                                    TOTAL ASSETS                   191,954,034

           __________________________________________________________

                              THE CHESAPEAKE FUNDS
           __________________________________________________________


                                                         October 1, 1998





Dear Shareholder:

         The Chesapeake Growth Fund Series D closed the third quarter with a loss of 22.5%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 12.7% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                                   John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

                     _____________________________________

                           THE CHESAPEAKE GROWTH FUND
                     _____________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Growth Fund seeks capital appreciation primarily through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

  * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;

  *  are selling at a stock price not yet fully reflective of their growth rate;

  * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;

  * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups  [Represented by a Pie Chart in mailings]
----------------------------------

     Computers & Peripherals - 12.7%
     Telecommunications - 9.4%
     Computer Software - 9.3%
     Business Services - 9.1%
     Energy Services - 6.9%
     Pharmaceuticals - 6.2%
     Apparel - 6.0%
     Healthcare Delivery - 5.3%
     Retail Sales & Distribution - 5.1%
     Bldg. Supplies/Housing Related - 4.2 %
     All Others - 25.6%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.  EMC Corporation                 5.6%
2.  MCI Worldco Inc.                4.2%
3.  Jones Apparel Group, Inc.       3.8%
4.  IMS Health Inc.                 3.5%
5.  Biomet, Inc.                    2.9%
6.  CalEnergy                       2.9%
7.  Sun Microsystems, Inc.          2.6%
8.  Mylan Laboratories              2.5%
9.  Federal-Mogul Corp.             2.5%
10. Accustaff Inc.                  2.3%


Portfolio Characteristics
----------------------------------------
Overall Assets ($MM)                 192
Number of Companies                   66
5 Yr. Historical Earnings Growth     30%
Earnings Growth - net year           28%
P/E Ratio - next year                 15
  (Gardner Lewis earnings estimates)


Performance Summary
-------------------------------------------------------------
Period Ended                                          Since
  9/30/98               1 Year        3 Year        Inception
-------------------------------------------------------------
The Chesapeake
Growth Fund             -26.5%         0.3%           10.5%
Series D
-------------------------------------------------------------


Fund performance is net of the maximum 1.5% sales load. Historical performance for The Chesapeake Growth Fund Series D has been calculated by using the performance of an original class of The Fund ( known as the B Shares ) from inception on April , 1994 until the conversion into the new Series D Shares on April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

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               _________________________________________________________________________________

                                         THE CHESAPEAKE GROWTH FUND
               _________________________________________________________________________________


                                          PORTFOLIO OF INVESTMENTS
                                                 (unaudited)
                                             September 30, 1998

=====================================================    ======================================================
 Quantity  Security                     Market Value      Quantity  Security                      Market Value
=====================================================    ======================================================
   119,000 AES Corporation                 4,410,438        127,400 HCR Manor Care Inc.              3,734,413
   302,200 Accustaff Inc.                  4,457,450         44,700 Hertz Corp.                      1,871,813
   133,300 Adaptec, Inc.                   1,266,350        106,600 IMS Health Inc.                  6,602,538
    48,100 Airborne Freight Corp.            832,731        103,000 Integrated Health Service        1,731,688
    60,800 Allmerica Financial Corp.       3,625,200         67,100 Johns Manville Corp.               763,263
    96,200 American Power Conversion       3,625,538        313,900 Jones Apparel Group, Inc.        7,200,081
    65,800 Ascend Communications           2,993,900        148,500 K Mart Corp.                     1,782,000
    86,100 BE Aerospace, Inc.              1,894,200        161,800 MCI Worldcom Inc.                7,907,975
    64,600 BMC Software, Inc.              3,880,038         48,100 Maytag                           2,296,775
   157,600 Biomet, Inc.                    5,466,750         14,200 McKesson Corp.                   1,301,075
    70,900 Borders Group, Inc.             1,577,525         97,000 Micron Technology                2,952,438
    74,270 CKE Restaurants                 2,209,533        113,900 Mohawk Industries, Inc.          3,118,013
    84,850 Cable Design Technologies       1,081,838        163,700 Mylan Laboratories, Inc.         4,829,150
   189,800 Cabletron Systems               2,135,250        106,300 Networks Associates, Inc.        3,773,650
    70,900 Cadence Design Systems          1,812,381        108,400 Newbridge Networks Corp.         1,944,425
   205,100 CalEnergy                       5,435,150        121,500 Petrol Geo Service ADR           1,936,406
    69,200 Ceridian Corporation            3,970,350         48,100 Platinum Tech, Inc.                865,800
   100,400 Champion Enterprises            2,334,300        170,800 Rational Software Corp.          2,871,575
   162,000 Checkfree Holdings Corp.        1,599,750         77,100 Rite Aid Corporation             2,737,050
    77,600 Comair Holdings, Inc.           2,231,000         98,700 SCI Systems, Inc.                2,658,731
   182,300 DSP Communications, Inc.        1,503,975        101,300 Saks, Inc.                       2,272,919
   107,200 E C I Telecom, Ltd.             2,626,400         42,200 Southdown Inc.                   1,899,000
   184,400 EMC Corporation                10,579,950         50,600 Staples, Inc.                    1,486,375
   113,900 FORE Systems, Inc.              1,893,588         85,700 Sterling Software, Inc.          2,378,175
   116,500 Fairfield Communities           1,165,000         60,800 Suiza Foods                      1,900,000
   101,300 Federal-Mogul Corp.             4,735,775         97,900 Sun Microsystems, Inc.           4,876,644
   138,400 Flowers Industries, Inc.        3,018,850        130,350 Sunterra Corp.                     847,275
    32,900 Forest Laboratories, Inc.       1,130,938        458,700 Systems Software Associates, Inc.2,322,169
    59,700 Gateway 2000, Inc.              3,123,056         70,900 Warnaco Group, Inc.              1,639,563
   153,600 Genesis Health Ventures         1,881,600         88,400 Waste Management, Inc.           4,248,725
    94,500 Genzyme General Division        3,413,813         51,100 Wellpoint Health Networks Inc.   2,864,794
   132,500 Global Industries, Ltd.         1,532,031        252,700 Wolverine World Wide, Inc.       2,748,113
    53,200 Gulfstream Aerospace Corp.      2,141,300


                                                                    TOTAL EQUITY                   190,423,926

                                                                    CASH EQUIVALENT                  1,530,108

                                                                    TOTAL ASSETS                   191,954,034

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 1998


                         FOR THE PERIOD ENDED AUGUST 31






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

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                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 94.51%

       Aerospace & Defense - 2.07%
        (a) BE Aerospace, Inc. ...................................................                  92,300              $  1,920,994
        (a) Gulfstream Aerospace Corporation .....................................                  57,600                 2,023,200
                                                                                                                        ------------
                                                                                                                           3,944,194
                                                                                                                        ------------
       Apparel Manufacturing - 4.78%
        (a) Jones Apparel Group, Inc. ............................................                 299,800                 5,846,100
            Liz Claiborne, Inc. ..................................................                  29,600                   843,600
            The Warnaco Group, Inc. ..............................................                  88,300                 2,406,175
                                                                                                                        ------------
                                                                                                                           9,095,875
                                                                                                                        ------------
       Auto & Trucks - 0.89%
            Hertz Corporation ....................................................                  44,600                 1,683,650
                                                                                                                        ------------

       Auto Parts - Replacement Equipment - 3.07%
            Federal-Mogul Corporation ............................................                 109,400                 5,839,225
                                                                                                                        ------------

       Building Materials - 0.43%
            Southdown, Inc. ......................................................                  19,500                   823,875
                                                                                                                        ------------

       Commercial Services - 1.11%
        (a) Cendant Corporation ..................................................                 182,200                 2,106,687
                                                                                                                        ------------

       Computers - 10.07%
        (a) Adaptec, Inc. ........................................................                 144,100                 1,657,150
        (a) EMC Corporation ......................................................                 241,300                10,828,337
        (a) Gateway 2000, Inc. ...................................................                  59,300                 2,805,631
        (a) Sun Microsystems, Inc. ...............................................                  97,600                 3,867,400
                                                                                                                        ------------
                                                                                                                          19,158,518
                                                                                                                        ------------
       Computer Software & Services - 9.56%
        (a) BMC Software, Inc. ...................................................                  64,400                 2,724,925
        (a) Cadence Design Systems, Inc. .........................................                  77,300                 1,632,962
            Ceridian Corporation .................................................                  75,500                 3,661,750
            CheckFree Holdings Corporation .......................................                 170,800                 1,462,475
            IMS Health Incorporated ..............................................                 106,600                 5,863,000
        (a) Network Associates, Inc. .............................................                  50,600                 1,631,850
            System Software Associates, Inc. .....................................                 267,000                 1,201,500
                                                                                                                        ------------
                                                                                                                          18,178,462
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - 2.72%
        (a) SCI Systems, Inc. ....................................................                 105,200              $  2,413,025
        (a) American Power Conversion Corporation ................................                 102,100                 2,756,700
                                                                                                                        ------------
                                                                                                                           5,169,725
                                                                                                                        ------------
       Electronics - Semiconductor - 0.61%
        (a) Novellus Systems, Inc. ...............................................                  43,400                 1,155,525
                                                                                                                        ------------

       Environmental Control - 2.16%
            Waste Management, Inc. ...............................................                  93,000                 4,103,625
                                                                                                                        ------------

       Financial Services - 1.22%
        (a) UniCapital Corporation ...............................................                 220,200                 2,312,100
                                                                                                                        ------------

       Food - Processing - 1.68%
        (a) Suiza Foods ..........................................................                  65,900                 3,187,913
                                                                                                                        ------------

       Food - Wholesale - 1.41%
            Flowers Industries, Inc. .............................................                 150,000                 2,671,875
                                                                                                                        ------------

       Foreign Securities - 2.59%
            ECI Telecommunications Limited .......................................                 116,900                 3,214,750
        (a) Petroleum Geo-Services - ADR .........................................                 131,200                 1,705,600
                                                                                                                        ------------
                                                                                                                           4,920,350
                                                                                                                        ------------
       Homebuilders - 1.34%
        (a) Champion Enterprises, Inc. ...........................................                 109,200                 2,552,550
                                                                                                                        ------------

       Household Products & Housewares - 1.15%
            Maytag Corporation ...................................................                  50,600                 2,182,125
                                                                                                                        ------------

       Human Resources - 1.25%
        (a) AccuStaff Incorporated ...............................................                  85,600                 1,070,000
        (a) Metamor Worldwide, Inc. ..............................................                  55,200                 1,311,000
                                                                                                                        ------------
                                                                                                                           2,381,000
                                                                                                                        ------------
       Industrial Materials - 0.68%
        (a) Cable Design Technologies ............................................                  92,450                 1,300,078
                                                                                                                        ------------

       Insurance - Multiline - 2.08%
            Allmerica Financial Corporation ......................................                  66,300                 3,953,138
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Investment Trust - 1.08%
            CarrAmerica Realty Corporation .......................................                  91,600              $  2,061,000
                                                                                                                        ------------

       Lodging - 1.33%
        (a) Sunterra Corporation .................................................                 142,150                 1,306,003
        (a) Fairfield Communities, Inc. ..........................................                 124,900                 1,217,775
                                                                                                                        ------------
                                                                                                                           2,523,778
                                                                                                                        ------------
       Medical - Biotechnology - 1.62%
            Biogen, Inc. .........................................................                  45,200                 2,090,500
        (a) Genzyme Corporation (General Division) ...............................                  38,300                   986,225
                                                                                                                        ------------
                                                                                                                           3,076,725
                                                                                                                        ------------
       Medical - Hospital Management & Services - 5.30%
            Columbia/HCA Healthcare Corporation ..................................                  88,300                 1,992,269
        (a) Genesis Health Ventures, Inc. ........................................                 163,300                 1,939,187
        (a) HEALTHSOUTH Corporation ..............................................                  94,800                 1,795,275
            Integrated Health Services, Inc. .....................................                 111,200                 2,147,550
        (a) Wellpoint Health Networks, Inc. ......................................                  41,300                 2,204,388
                                                                                                                        ------------
                                                                                                                          10,078,669
                                                                                                                        ------------
       Medical Supplies - 2.23%
            Biomet, Inc. .........................................................                 157,600                 4,235,500
                                                                                                                        ------------

       Miscellaneous - Manufacturing - 1.42%
            AMETEK, Inc. .........................................................                 138,900                 2,708,550
                                                                                                                        ------------

       Oil & Gas - Equipment & Services - 1.35%
        (a) Global Industries Ltd. ...............................................                 235,100                 2,204,063
            Varco International, Inc. ............................................                  52,200                   371,925
                                                                                                                        ------------
                                                                                                                           2,575,988
                                                                                                                        ------------
       Pharmaceuticals - 4.22%
        (a) Forest Laboratories, Inc. ............................................                  34,900                 1,177,875
            Jones Pharma Incorporated ............................................                  94,000                 1,962,250
            Mylan Laboratories Inc. ..............................................                 174,100                 3,960,775
        (a) PharMerica, Inc. .....................................................                 239,000                   933,606
                                                                                                                        ------------
                                                                                                                           8,034,506
                                                                                                                        ------------
       Restaurants & Food Services - 1.32%
            CKE Restaurants, Inc. ................................................                  81,070                 2,513,170
                                                                                                                        ------------




                                                                                                                         (Continued)

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                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Retail - Department Stores - 2.95%
        (a) Consolidated Stores Corporation ......................................                  89,856              $  2,830,464
        (a) Proffitt's, Inc. .....................................................                 108,800                 2,774,400
                                                                                                                        ------------
                                                                                                                           5,604,864
                                                                                                                        ------------
       Retail - General Merchandise - 1.09%
            Kmart Corporation ....................................................                 162,000                 2,065,500
                                                                                                                        ------------

       Retail - Specialty Line - 3.56%
        (a) Borders Group, Inc. ..................................................                  77,300                 1,463,869
            Pier 1 Imports, Inc. .................................................                 253,650                 2,504,794
        (a) Staples, Inc. ........................................................                 103,200                 2,799,300
                                                                                                                        ------------
                                                                                                                           6,767,963
                                                                                                                        ------------
       Shoes - Leather - 1.49%
            Wolverine World Wide, Inc. ...........................................                 269,400                 2,828,700
                                                                                                                        ------------

       Telecommunications - 2.02%
        (a) DSP Communications, Inc. .............................................                 191,300                 2,187,994
        (a) Newbridge Networks Corporation .......................................                  89,400                 1,659,487
                                                                                                                        ------------
                                                                                                                           3,847,481
                                                                                                                        ------------
       Textiles - 1.69%
        (a) Mohawk Industries, Inc. ..............................................                 299,800                 3,211,406
                                                                                                                        ------------

       Transportation - Air - 1.65%
            Airborne Freight Corporation .........................................                  51,300                 1,000,350
            Comair Holdings, Inc. ................................................                  83,700                 2,129,119
                                                                                                                        ------------
                                                                                                                           3,129,469
                                                                                                                        ------------
       Utilities - Electric - 4.79%
        (a) CalEnergy Company, Inc. ..............................................                 221,400                 5,631,862
            The AES Corporation ..................................................                 127,600                 3,477,100
                                                                                                                        ------------
                                                                                                                           9,108,962
                                                                                                                        ------------
       Utilities - Telecommunications - 3.47%
        (a) WorldCom, Inc. .......................................................                 161,300                 6,603,219
                                                                                                                        ------------

       Utilities - Water - 1.06%
        (a) United States Filter Corporation .....................................                 111,900                 2,014,200
                                                                                                                        ------------

            Total Common Stocks (Cost $203,828,055) ..............................                                       179,710,140
                                                                                                                        ------------




                                                                                                                         (Continued)

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                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.66%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................               9,338,823              $  9,338,823
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .......................               1,416,063                 1,416,063
                                                                                                                        ------------

            Total Investment Companies (Cost $10,754,886) ........................                                        10,754,886
                                                                                                                        ------------


Total Value of Investments (Cost $214,582,94% (b)) ........................................                100.17 %     $190,465,026
Liabilities In Excess of Other Assets .....................................................                 (0.17)%        (317,522)
                                                                                                           -------      ------------
       Net Assets .........................................................................                100.00 %     $190,147,504
                                                                                                           =======      ============



       (a)  Non-income producing investment.

       (b) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


                 Unrealized appreciation                                                                               $ 26,842,894
                 Unrealized depreciation                                                                                (50,960,809)
                                                                                                                       ------------

                            Net unrealized depreciation                                                                $(24,117,915)
                                                                                                                       ============


       The following acronym is used in this portfolio:

                 ADR - American Depository Receipt






See accompanying notes to financial statements

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                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 1998
                                                             (Unaudited)

ASSETS
       Investments, at value (cost $214,582,941) .....................................................                 $190,465,026
       Income receivable .............................................................................                       87,486
       Receivable for investments sold ...............................................................                      708,576
       Receivable for fund shares sold ...............................................................                      418,143
       Deferred organization expenses, net (note 3) ..................................................                        1,902
       Other assets ..................................................................................                          178
                                                                                                                       ------------

            Total assets .............................................................................                  191,681,311
                                                                                                                       ------------

LIABILITIES
       Accrued expenses ..............................................................................                       61,594
       Payable for investment purchases ..............................................................                    1,092,147
       Payable for fund shares redeemed ..............................................................                      344,151
       Disbursements in excess of cash on demand deposit .............................................                       35,915
                                                                                                                       ------------

            Total liabilities ........................................................................                    1,533,807
                                                                                                                       ------------

NET ASSETS ...........................................................................................                 $190,147,504
                                                                                                                       ============

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                 $202,696,552
       Undistributed net realized gain on investments ................................................                   11,568,867
       Net unrealized depreciation on investments ....................................................                  (24,117,915)
                                                                                                                       ------------
                                                                                                                       $190,147,504
                                                                                                                       ============
INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($69,229,942 / 5,295,455 shares outstanding) ....................................................                $13.07
                                                                                                                             ======

SERIES A INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($24,594,367 / 1,902,888 shares outstanding) ....................................................                $12.92
                                                                                                                             ======
       Maximum offering price per share (100 / 97 of $12.92) ................................................                $13.32
                                                                                                                             ======

SERIES C INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($2,594,438 / 209,267 shares outstanding) .......................................................                $12.40
                                                                                                                             ======

SERIES D INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($7,112,111 / 559,457 shares outstanding) .......................................................                $12.71
                                                                                                                             ======
       Maximum offering price per share (100 / 98.5 of $12.71) ..............................................                $12.90
                                                                                                                             ======

SUPER-INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($86,616,646 / 6,599,065 shares outstanding) ....................................................                $13.13
                                                                                                                             ======




See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period ended August 31, 1998
                                                             (Unaudited)


INVESTMENT LOSS

       Income
            Dividends ......................................................................................           $    443,052
                                                                                                                       ------------

       Expenses
            Investment advisory fees (note 2) ..............................................................              1,314,777
            Fund administration fees (note 2) ..............................................................                 95,083
            Distribution fees - Series A (note 4) ..........................................................                 45,377
            Distribution fees - Series C (note 4) ..........................................................                 14,581
            Distribution fees - Series D (note 4) ..........................................................                 27,343
            Custody fees ...................................................................................                  6,619
            Registration and filing administration fees (note 2) ...........................................                 11,583
            Fund accounting fees (note 2) ..................................................................                 42,000
            Audit fees .....................................................................................                  4,500
            Legal fees .....................................................................................                 13,820
            Securities pricing fees ........................................................................                  2,404
            Shareholder administration fees ................................................................                 24,967
            Shareholder recordkeeping fees .................................................................                 18,100
            Shareholder servicing expenses .................................................................                  9,583
            Registration and filing expenses ...............................................................                 23,693
            Printing expenses ..............................................................................                  9,869
            Amortization of deferred organization expenses (note 3) ........................................                  6,734
            Trustee fees and meeting expenses ..............................................................                  4,561
            Other operating expenses .......................................................................                 10,285
                                                                                                                       ------------

                 Total expenses ............................................................................              1,685,879
                                                                                                                       ------------

                 Less:
                       Expense reimbursements - Super-Institutional Class (note 2) .........................                (11,915)
                       Expense reductions (note 6) .........................................................                (12,359)
                       Shareholder administration fees waived (note 2) .....................................                (12,500)
                                                                                                                       ------------

                 Net expenses ..............................................................................              1,649,105
                                                                                                                       ------------

                       Net investment loss .................................................................             (1,206,053)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions ......................................................              7,329,825
       Decrease in unrealized appreciation on investments ..................................................            (76,202,064)
                                                                                                                       ------------

            Net realized and unrealized loss on investments ................................................            (68,872,239)
                                                                                                                       ------------

                 Net decrease in net assets resulting from operations ......................................           $(70,078,292)
                                                                                                                       ============




See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period ended        Year ended
                                                                                                        August 31,      February 28,
                                                                                                             1998              1998
------------------------------------------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
        Operations
             Net investment loss ...............................................................     $ (1,206,053)     $ (2,437,229)
             Net realized gain from investment transactions ....................................        7,329,825        34,915,833
             (Decrease) increase in unrealized appreciation on investments .....................      (76,202,064)       22,557,525
                                                                                                     ------------      ------------
                 Net (decrease) increase in net assets resulting from operations ...............      (70,078,292)       55,036,129
                                                                                                     ------------      ------------
        Distributions to shareholders from
             Tax return of capital .............................................................                0        (7,366,935)
             Net realized gain from investment transactions ....................................                0       (26,747,385)
                                                                                                     ------------      ------------
                 Decrease in net assets resulting from distributions ...........................                0       (34,114,320)
                                                                                                     ------------      ------------
        Capital share transactions
             (Decrease) increase in net assets resulting from capital share transactions (a) ...       (7,791,129)       15,554,185
                                                                                                     ------------      ------------
                      Total (decrease) increase in net assets ..................................      (77,869,421)       36,475,994
NET ASSETS
        Beginning of period ....................................................................      268,016,925       231,540,931
                                                                                                     ------------      ------------
        End of period ..........................................................................     $190,147,504      $268,016,925
                                                                                                     ============      ============


(a) A summary of capital share activity follows:
                                                      ------------------------------------------------------------------------------
                                                                           Period ended                         Year ended
                                                                         August 31, 1998                     February 28, 1998
                                                                     Shares            Value             Shares            Value
                                                      ------------------------------------------------------------------------------
-----------------------------------------------------
                  Institutional Shares
-----------------------------------------------------
Shares sold .........................................                 633,833      $ 11,437,635         1,051,514      $ 19,879,652
Shares issued for reinvestment of distributions .....                       0                 0           700,580        12,393,286
Shares redeemed .....................................                (537,544)       (9,543,477)       (1,340,894)      (23,569,381)
                                                                 ------------      ------------      ------------      ------------
        Net increase ................................                  96,289      $  1,894,158           411,200      $  8,703,557
                                                                 ============      ============      ============      ============
-----------------------------------------------------
                    Series A Shares
-----------------------------------------------------
Shares sold .........................................                  84,995      $  1,482,418           530,549      $  9,940,125
Shares issued for reinvestment of distributions .....                       0                 0           285,571         5,008,907
Shares redeemed .....................................                (495,548)       (8,673,588)         (936,063)      (17,142,515)
                                                                 ------------      ------------      ------------      ------------
        Net decrease ................................                (410,553)     $ (7,191,170)         (119,943)     $ (2,193,483)
                                                                 ============      ============      ============      ============
-----------------------------------------------------
                    Series C Shares
-----------------------------------------------------
Shares sold .........................................                     116      $      2,000            51,400      $    892,071
Shares issued for reinvestment of distributions .....                       0                 0            30,187           514,986
Shares redeemed .....................................                 (56,167)         (959,817)         (391,932)       (6,437,614)
                                                                 ------------      ------------      ------------      ------------
        Net decrease ................................                 (56,051)     $   (957,817)         (310,345)     $ (5,030,557)
                                                                 ============      ============      ============      ============
-----------------------------------------------------
                    Series D Shares
-----------------------------------------------------
Shares sold .........................................                   8,520      $    152,434            21,553      $    358,036
Shares issued for reinvestment of distributions .....                       0                 0            81,859         1,418,612
Shares redeemed .....................................                (105,205)       (1,688,734)         (116,844)       (2,013,186)
                                                                 ------------      ------------      ------------      ------------
        Net decrease ................................                 (96,685)     $ (1,536,300)          (13,432)     $   (236,538)
                                                                 ============      ============      ============      ============
-----------------------------------------------------
               Super-Institutional Shares
-----------------------------------------------------
Shares sold .........................................                       0      $          0                 0      $          0
Shares issued for reinvestment of distributions .....                       0                 0           806,720        14,311,206
Shares redeemed .....................................                       0                 0                 0                 0
                                                                 ------------      ------------      ------------      ------------
        Net increase ................................                       0      $          0           806,720      $ 14,311,206
                                                                 ============      ============      ============      ============
-----------------------------------------------------
                      Fund Summary
-----------------------------------------------------
Shares sold .........................................                 727,464      $ 13,074,487         1,655,016      $ 31,069,884
Shares issued for reinvestment of distributions .....                       0                 0         1,904,917        33,646,997
Shares redeemed .....................................              (1,194,464)      (20,865,616)       (2,785,733)      (49,162,696)
                                                                 ------------      ------------      ------------      ------------
        Net (decrease) increase .....................                (467,000)     $ (7,791,129)          774,200      $ 15,554,185
                                                                 ============      ============      ============      ============

See accompanying notes to financial statements.

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

                                                         Institutional Class

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                    period from
                                                                                                                  April 6, 1994
                                                                 Period                                           (commencement
                                                                  ended    Year ended    Year ended    Year ended   of oper) to
                                                              August 31,  February 28,  February 28,  February 29,  February 28,
                                                                   1998          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................   $  17.86      $  16.26      $  14.45     $   11.31      $  10.00

     Income from investment operations
       Net investment loss .................................      (0.08)        (0.15)        (0.13)        (0.05)        (0.04)
       Net realized and unrealized (loss) gain on investments     (4.71)         4.22          1.94          3.38          1.35
                                                               --------      --------      --------      --------      --------

         Total from investment operations ..................      (4.79)         4.07          1.81          3.33          1.31
                                                               --------      --------      --------      --------      --------

     Distributions to shareholders from
       Net investment income ...............................       0.00          0.00          0.00         (0.11)         0.00
       Tax return of capital ...............................       0.00         (0.53)         0.00          0.00          0.00
       Net realized gain from investment transactions ......       0.00         (1.94)         0.00         (0.08)         0.00
                                                               --------      --------      --------      --------      --------

         Total distributions ...............................      (0.00)        (2.47)         0.00         (0.19)         0.00
                                                               --------      --------      --------      --------      --------

Net asset value, end of period .............................   $  13.07      $  17.86      $  16.26      $  14.45      $  11.31
                                                               ========      ========      ========      ========      ========

Total return (a) ...........................................     (26.80)%(d)    25.25 %       12.53 %       29.66 %       13.12 %(d)
                                                               ========      ========      ========      ========      ========

Ratios/supplemental data
     Net assets, end of period (000's) .....................   $ 69,230      $ 92,858      $ 77,858      $ 80,252      $ 15,088
                                                               ========      ========      ========      ========      ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees .......       1.22 %(b)     1.19 %        1.23 %        1.65 %        2.75 %(b)
       After expense reimbursements and waived fees ........       1.20 %(b)     1.16 %        1.22 %        1.49 %        1.73 %(b)

     Ratio of net investment income (loss) to average net assets
       Before expense reimbursements and waived fees .......      (0.88)%(b)    (0.90)%       (0.85)%       (0.98)%       (1.80)%(b)
       After expense reimbursements and waived fees ........      (0.86)%(b)    (0.88)%       (0.84)%       (0.82)%       (0.78)%(b)

     Portfolio turnover rate ...............................      49.24 %      105.60 %      126.44 %       99.33 %       64.92 %

     Average broker commission per share (c) ...............    $0.0588      $ 0.0576      $ 0.0600          --            --



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(d)  Aggregate return. Not annualized.


See accompanying notes to financial statements                                                                           (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

                                                      Super-Institutional Class

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                    period from
                                                                                                                  June 12, 1996
                                                                                                               (commencement of
                                                                         Period ended           Year ended       operations) to
                                                                            August 31,         February 28,         February 28,
                                                                                 1998                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..............................          $  17.92             $  16.29             $  15.53

     Income from investment operations
       Net investment loss ........................................             (0.06)               (0.12)               (0.07)
       Net realized and unrealized (loss) gain on investments .....             (4.73)                4.22                 0.83
                                                                             --------             --------             --------

         Total from investment operations .........................             (4.79)                4.10                 0.76
                                                                             --------             --------             --------

     Distributions to shareholders from
       Net investment income ......................................             (0.00)                0.00                 0.00
       Tax return of capital ......................................              0.00                (0.53)                0.00
       Net realized gain from investment transactions .............              0.00                (1.94)                0.00
                                                                             --------             --------             --------

         Total distributions ......................................              0.00                (2.47)                0.00
                                                                             --------             --------             --------

Net asset value, end of period ....................................          $  13.13             $  17.92             $  16.29
                                                                             ========             ========             ========

Total return (a) ..................................................            (26.77)%(d)           25.40 %               4.89 %(d)
                                                                             ========             ========             ========

Ratios/supplemental data
     Net assets, end of period (000's) ............................          $ 86,617             $118,246             $ 94,340
                                                                             ========             ========             ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ..............              1.06 %(b)            1.06 %               1.08 %(b)
       After expense reimbursements and waived fees ...............              1.04 %(b)            1.04 %               1.04 %(b)

     Ratio of net investment income (loss) to average net assets
       Before expense reimbursements and waived fees ..............             (0.72)%(b)           (0.77)%              (0.75)%(b)
       After expense reimbursements and waived fees ...............             (0.70)%(b)           (0.75)%              (0.72)%(b)

     Portfolio turnover rate ......................................             49.24 %             105.60 %             126.44 %

     Average broker commission per share (c) ......................          $ 0.0588             $ 0.0576             $ 0.0600



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(d)  Aggregate return. Not annualized.


See accompanying notes to financial statements                                                                           (Continued)

                                                          THE CHESAPEAKE GROWTH FUND

                                                             FINANCIAL HIGHLIGHTS

                                               (For a Share Outstanding Throughout the Period)
                                                                 (Unaudited)

                                                              Investor Series A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                    period from
                                                                                                                  April 7, 1995
                                                                                                                  (commencement
                                                                Period ended       Year ended       Year ended      of oper) to
                                                                   August 31,     February 28,     February 28,     February 29,
                                                                        1998             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................     $  17.69         $  16.18         $  14.42         $  11.79

     Income from investment operations
        Net investment income loss ............................        (0.12)           (0.21)           (0.18)           (0.06)
        Net realized and unrealized (loss) gain on investments         (4.65)            4.19             1.94             2.88
                                                                    --------         --------         --------         --------

            Total from investment operations ..................        (4.77)            3.98             1.76             2.82
                                                                    --------         --------         --------         --------

     Distributions to shareholders from
        Net investment income .................................        (0.00)            0.00             0.00            (0.11)
        Tax return of capital .................................         0.00            (0.53)            0.00             0.00
        Net realized gain from investment transactions ........         0.00            (1.94)            0.00            (0.08)
                                                                    --------         --------         --------         --------

            Total distributions ...............................        (0.00)           (2.47)            0.00            (0.19)
                                                                    --------         --------         --------         --------

Net asset value, end of period ................................     $  12.92         $  17.69         $  16.18         $  14.42
                                                                    ========         ========         ========         ========

Total return (a) ..............................................       (26.95)%(d)       24.80 %          12.21 %          23.86 %(d)
                                                                    ========         ========         ========         ========

Ratios/supplemental data
     Net assets, end of period (000's) ........................     $ 24,594         $ 40,924         $ 39,376         $ 32,549
                                                                    ========         ========         ========         ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .........         1.59 %(b)        1.55 %           1.54 %           1.88 %(b)
        After expense reimbursements and waived fees ..........         1.57 %(b)        1.52 %           1.53 %           1.71 %(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees .........        (1.26)%(b)       (1.27)%          (1.16)%          (1.20)%(b)
        After expense reimbursements and waived fees ..........        (1.24)%(b)       (1.24)%          (1.15)%          (1.04)%(b)

     Portfolio turnover rate ..................................        49.24 %         105.60 %         126.44 %          99.33 %

     Average broker commission per share (c) ..................     $ 0.0588         $ 0.0576         $ 0.0600              --



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(d)  Aggregate return. Not annualized.


See accompanying notes to financial statements                                                                           (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

                                                          Investor Series C

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                    period from
                                                                                                                  April 7, 1995
                                                                                                                  (commencement
                                                                Period ended       Year ended       Year ended      of oper) to
                                                                   August 31,     February 28,     February 28,     February 29,
                                                                        1998             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................     $  17.12         $  15.97         $  14.34         $  11.79

     Income from investment operations
        Net investment income loss ............................        (0.29)           (0.52)           (0.29)           (0.12)
        Net realized and unrealized (loss) gain on investments         (4.43)            4.14             1.92             2.86
                                                                    --------         --------         --------         --------

            Total from investment operations ..................        (4.72)            3.62             1.63             2.74
                                                                    --------         --------         --------         --------

     Distributions to shareholders from
        Net investment income .................................        (0.00)            0.00             0.00            (0.11)
        Tax return of capital .................................         0.00            (0.53)            0.00             0.00
        Net realized gain from investment transactions ........         0.00            (1.94)            0.00            (0.08)
                                                                    --------         --------         --------         --------

            Total distributions ...............................         0.00            (2.47)            0.00            (0.19)
                                                                    --------         --------         --------         --------

Net asset value, end of period ................................     $  12.40         $  17.12         $  15.97         $  14.34
                                                                    ========         ========         ========         ========

Total return (a) ..............................................       (27.65)%(d)       22.95 %          11.30 %          23.18 %(d)
                                                                    ========         ========         ========         ========

Ratios/supplemental data
     Net assets, end of period (000's) ........................     $  2,594         $  4,541         $  9,192         $  7,908
                                                                    ========         ========         ========         ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .........         3.42 %(b)        3.11 %           2.34 %           2.38 %(b)
        After expense reimbursements and waived fees ..........         3.40 %(b)        3.05 %           2.33 %           2.18 %(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees .........        (3.08)%(b)       (2.84)%          (1.97)%          (1.77)%(b)
        After expense reimbursements and waived fees ..........        (3.06)%(b)       (2.78)%          (1.96)%          (1.57)%(b)

     Portfolio turnover rate ..................................        49.24 %         105.60 %         126.44 %          99.33 %

     Average broker commission per share (c) ..................     $ 0.0588         $ 0.0576         $ 0.0600              --



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(d)  Aggregate return. Not annualized.


See accompanying notes to financial statements                                                                           (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

                                                          Investor Series D

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                    period from
                                                                                                                  April 7, 1995
                                                                                                                  (commencement
                                                                Period ended       Year ended       Year ended      of oper) to
                                                                   August 31,     February 28,     February 28,     February 29,
                                                                        1998             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................     $  17.45         $  16.09         $  14.41         $  11.79

     Income from investment operations
        Net investment income loss ............................        (0.18)           (0.32)           (0.29)           (0.11)
        Net realized and unrealized (loss) gain on investments         (4.56)            4.15             1.97             2.92
                                                                    --------         --------         --------         --------

            Total from investment operations ..................        (4.74)            3.83             1.68             2.81
                                                                    --------         --------         --------         --------

     Distributions to shareholders from
        Net investment income .................................        (0.00)            0.00             0.00            (0.11)
        Tax return of capital .................................         0.00            (0.53)            0.00             0.00
        Net realized gain from investment transactions ........         0.00            (1.94)            0.00            (0.08)
                                                                    --------         --------         --------         --------

            Total distributions ...............................        (0.00)           (2.47)            0.00            (0.19)
                                                                    --------         --------         --------         --------

Net asset value, end of period ................................     $  12.71         $  17.45         $  16.09         $  14.41
                                                                    ========         ========         ========         ========

Total return (a) ..............................................       (27.15)%(d)       24.06 %          11.59 %          23.77 %(d)
                                                                    ========         ========         ========         ========

Ratios/supplemental data
     Net assets, end of period (000's) ........................     $  7,112         $ 11,448         $ 10,774         $ 11,929
                                                                    ========         ========         ========         ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .........         2.18 %(b)        2.22 %           2.02 %           2.13 %(b)
        After expense reimbursements and waived fees ..........         2.16 %(b)        2.18 %           2.01 %           1.73 %(b)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursements and waived fees .........        (1.84)%(b)       (1.94)%          (1.64)%          (1.54)%(b)
        After expense reimbursements and waived fees ..........        (1.82)%(b)       (1.89)%          (1.63)%          (1.14)%(b)

     Portfolio turnover rate ..................................        49.24 %         105.60 %         126.44 %          99.33 %

     Average broker commission per share (c) ..................     $ 0.0588         $ 0.0576         $ 0.0600              --



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(d)  Aggregate return. Not annualized.


See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998
                                   (Unaudited)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Growth Fund (the "Fund"), formerly known as The Chesapeake Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on April 6, 1994. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Shares of the Fund on February 3, 1995, and three new classes of shares - Series A, Series C and Series D Investor Shares (the "Investor Shares") were authorized. On April 7, 1995, Series A, Series C and Series D Investor Shares became effective. The Board of Trustees of the Trust approved on May 2, 1996 a plan to authorize a new class of shares designated as the Super- Institutional Shares. On June 12, 1996, the Super-Institutional Shares became effective. The Institutional Shares and Super-Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Investor Shares are offered with a sales charge (except for Series C Shares) at different levels and bear distribution fees at different levels.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to each class of Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998
                                   (Unaudited)



         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Series A, Series C, and Series D Investor Shares. The Administrator also receives a monthly fee of $1,750 for the Institutional Shares and for Series A, Series C, and Series D Investor Shares for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator receives a fee at the annual rate of 0.015% of average daily net assets for shareholder administration costs. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator currently intends to reimburse expenses of the Super-Institutional Class to limit total Super-Institutional Class operating expenses to 1.045% of the average daily net assets of that class. There can be no assurance that the foregoing voluntary expense reimbursements will continue.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the period ended August 31, 1998, the Distributor retained sales charges in the amount of $1,660.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998
                                   (Unaudited)


         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DEFERRED ORGANIZATION EXPENSES

         Expenses totaling $66,799 incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

         The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 4 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to all Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.25%, 0.75% and 0.50% per annum of the average daily net assets of Series A, Series C and Series D Investor Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Fund or support servicing of shareholder accounts.

         The Fund incurred $45,377, $14,581 and $27,343 in distribution and service fees under the Plan with respect to Series A, Series C and Series D Investor Shares, respectively, for the period ended August 31, 28, 1998.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $122,342,872 and $136,482,545 respectively, for the period ended August 31, 1998.


NOTE 6 - EXPENSE REDUCTIONS

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the fund's expenses. For the period ended August 31, 1998, the Fund's expenses were reduced by $24,274 under this arrangement.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust




















                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

             _____________________________________________________

                              THE CHESAPEAKE FUNDS
             _____________________________________________________


                                                        October 1, 1998




Dear Shareholder:

         The Chesapeake Aggressive Growth Fund closed the third quarter with a loss of 29.3%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 22.5% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. Our portfolio now trades at 12 times forward earnings that are growing at over 30%. The S&P 500 now trades at 21 times forward earnings that are growing at perhaps 6%. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                                 John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

             _______________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
             _______________________________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Aggressive Growth Fund seeks capital appreciation primarily through investments in small and medium growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

 * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 20% annually:

 * are  selling at a stock price not yet fully  reflective of their growth rate:

 * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies:

 * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups [Represented by a Pie Chart in mailings]
--------------------------------------------------------------------------------
     Computer Software - 10.3%
     Healthcare Delivery - 9.2%
     Retail Sales & Distribution - 9.0%
     Business Services - 6.9%
     Financial Services - 6.2%
     Apparel  - 5.7%
     Telecommunications  -  5.6%
     Food  &  Restaurants  - 5.3%
     Transportation - 4.9%
     Medical Products - 4.8%
     All Others - 32.3%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.    Jones Apparel Group, Inc.     4.4%
2.    CalEnergy                     3.1%
3.    Biomet, Inc.                  3.1%
4.    Waste Management, inc.        2.8%
5.    BMC Software, Inc.            2.7%
6.    Access Health, Inc.           2.3%
7.    Federal-Mogul Corp.           2.2%
8.    EMC Corporation               2.2%
9.    Converse Technology, Inc.     2.0%
10.   Ceridian Corporation          2.0%


Portfolio Characteristics
---------------------------------------
Overall Assets ($MM)                352
Number of Companies                  92
5 Yr. Historical Earnings Growth    30%
Earnings Growth - net year          31%
P/E Ratio - next year                12
  (Gardner Lewis earnings estimates)


Performance Summary
----------------------------------------------------------------

----------------------------------------------------------------
Period Ended                                         Since
  9/30/98         1 Year     3 Year     5 Year     Inception
----------------------------------------------------------------
The Chesapeake
  Aggressive      -36.2%     -5.7%       7.8%        10.6%
 Growth Fund
----------------------------------------------------------------


Fund performance is net of the maximum 3% sales load. The inception date of the Fund was January 4, 1993. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

               Must be accompanied or proceeded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

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                             _______________________________________________

                                  THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                             _______________________________________________



                                         PORTFOLIO OF INVESTMENTS
                                                (unaudited)
                                            September 30, 1998

==================================================   =================================================
Quantity      Security               Market Value     Quantity     Security              Market Value
==================================================   =================================================
  212,100 Access Health, Inc.           7,821,188       107,800 InaCom Corp.                2,034,725
  117,000 Airborne Freight Corp.        2,025,563       170,400 Integrated Health Service   2,864,850
   70,000 Alliant Techsystems, Inc.     4,637,500       269,200 JDA Software Group, Inc,    3,718,325
   94,000 American Buildings Corp.      2,209,000       129,800 JLG Industries              2,052,463
  155,500 American Capital Strategies   2,517,156       662,700 Jones Apparel Group, Inc.  15,200,681
  133,200 American Power Conversion     5,019,975       151,800 Jones Pharma Inc.           4,364,250
  264,500 Americredit Corp.             6,447,188       132,600 King World Productions      3,464,175
  405,400 Amkor Technology Inc.         1,976,325       230,200 Learning Company, Inc.      4,560,838
  180,200 Anixter International, Inc.   2,804,363        64,600 Medical Manager Corp.       1,477,725
  271,100 Apple South, Inc.             3,015,988        92,800 Metamor Worldwide, Inc.     2,552,000
  169,300 BE Aerospace, Inc.            3,724,600       142,600 Michaels Stores, Inc.       3,636,300
  152,400 BMC Software, Inc.            9,153,525       197,400 Novacare, Inc.                579,863
   75,700 Barnes & Noble, Inc.          2,043,900        65,800 Outback Steakhouse, Inc.    1,735,475
   99,200 Biomatrix, Inc.               3,868,800       342,400 PSS World Medical, Inc.     6,334,400
  304,500 Biomet, Inc.                 10,562,344       271,300 Personnel Group America,Inc.3,340,381
  233,100 Borders Group, Inc.           5,186,475       268,400 Petrol Geo Service ADR      4,277,625
  234,300 Building One Services Corp.   2,899,463        98,000 Quadramed Inc.              1,972,250
  172,300 CKE Restaurants               5,125,925       276,800 Rainforest Cafe, Inc.       1,851,100
   27,100 CMAC Investment Corp.         1,178,850       147,900 Renal Care Group, Inc.      3,789,938
  207,450 Cable Design Technologies     2,644,988       181,400 Richfood Holdings, Inc.     2,789,025
  183,300 Cadence Design Systems        4,685,606       224,900 Roberts Pharmaceutical      4,301,213
  403,200 CalEnergy                    10,684,800       175,300 SCI Systems, Inc.           4,722,144
  318,800 Cash America International    3,546,650       178,500 SDL, Inc.                   2,231,250
  350,300 CellStar Corp.                1,510,669        82,900 SEI Investments Company     5,761,550
  157,800 Central Garden & Pet Co.      2,919,300       207,500 SLI, Inc.                   3,203,281
  119,700 Ceridian Corporation          6,867,788       213,000 Saks, Inc.                  4,779,188
  497,400 Checkfree Holdings Corp.      4,911,825       319,900 Sirrom Capital Corp.        1,239,613
  209,187 Comair Holdings, Inc.         6,014,126       191,900 Smart Modular Tech.         3,945,944
  172,040 Comverse Technology, Inc.     7,032,135        62,100 Splash Tech. Holding Inc.     884,925
  167,400 Cotelligent Group, Inc.       2,939,963       173,700 Stage Stores, Inc.          2,116,969
  179,800 DSP Communications, Inc.      1,483,350       137,600 Sterling Commerce, Inc.     4,764,400
  157,500 Dan River, Inc.               1,732,500       118,800 Sunrise Assisted Living     4,076,325
  206,700 E C I Telecom, Ltd.           5,064,150       280,800 Sunterra Corp.              1,825,200
  129,300 EMC Corporation               7,418,588       914,850 Systems Software Assoc.,Inc.4,631,428
  128,500 Elder-Beerman Stores Corp.    2,232,688       172,200 Terex Corp.                 2,572,238
  288,975 Encore Wire Corp.             2,673,019        85,500 Trans World Music           1,560,375
  205,400 Fairfield Communities         2,054,000       103,100 TriQuint Semiconductor      1,585,163
  159,000 Federal-Mogul Corp.           7,433,250       299,900 Tricom, ADS                 1,836,888
  152,700 FirstPlus Financial Group,Inc.1,794,225       162,600 Trigon Healthcare, Inc.     5,040,600
   35,000 Flextronics International     1,240,313       152,000 Tristar Aerospace Co.       1,463,000
  220,500 Genesis Health Ventures       2,701,125        91,000 Triumph Group, Inc.         2,707,250
  117,500 Gulfstream Aerospace Corp.    4,729,375        99,500 U.S.Foodservice             4,141,688
   46,000 Healthcare Financial Partners 1,932,000        94,400 Wang Laboratories, Inc.     1,829,000
  143,500 Hollywood Entertainment Corp. 1,955,188       132,300 Warnaco Group, Inc.         3,059,438
   36,700 ICON plc                      1,197,338       203,900 Waste Management, Inc.      9,799,944
   75,400 IMS Health Inc.               4,670,088        85,500 Wet Seal, Inc.              1,480,219


                                                                TOTAL EQUITY              344,442,783

                                                                CASH EQUIVALENT             7,782,638

                                                                TOTAL ASSETS              352,225,421

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                               Annual Report 1998


                         FOR THE PERIOD ENDED AUGUST 31






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                     THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                    Performance Update - $25,000 Investment

                      For the period from January 4, 1993
                 (commencement of operations) to August 31, 1998


                The Chesapeake                  NASDAQ             S&P 500 Total
            Aggressive Growth Fund         Industrial Index        Return Index

  1/4/93            24,250                      25,000                25,000
 2/28/93            24,066                      24,231                25,562
 5/31/93            26,474                      25,487                26,006
 8/31/93            28,765                      26,299                27,113
11/30/93            30,203                      27,207                27,200
 2/28/94            35,797                      29,006                27,692
 5/31/94            32,132                      25,932                27,265
 8/31/94            33,489                      26,804                28,596
11/30/94            34,520                      26,291                27,485
 2/28/95            36,044                      27,028                29,731
 5/31/95            40,252                      28,814                32,769
 8/31/95            51,058                      33,547                34,730
11/30/95            48,684                      33,945                37,649
 2/29/96            46,152                      35,224                40,048
 5/31/96            51,084                      41,492                42,088
 8/31/96            44,517                      36,875                41,234
11/30/96            49,643                      39,196                48,008
 2/28/97            50,735                      38,562                50,526
 5/31/97            54,207                      39,944                54,468
 8/31/97            62,831                      45,251                57,995
11/30/97            60,932                      44,105                61,865
 2/28/98            64,010                      46,280                68,212
 5/31/98            62,182                      47,037                71,182
 8/31/98            42,652                      34,279                62,689


This graph depicts the performance of The Chesapeake Aggressive Growth Fund versus the NASDAQ Industrials Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Aggressive Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-----------------------------------------------------------------------
                      Since Inception      One Year      Five Years
-----------------------------------------------------------------------
No Sales Load             10.50%           (32.12)%        8.19%
-----------------------------------------------------------------------
With 3% Sales Load         9.90%           (34.15)%        7.54%
-----------------------------------------------------------------------


The graph assumes an initial $25,000 investment at January 4, 1993 ($24,250 after maximum sales load of 3%). All dividends and distributions are reinvested.

At August 31, 1998, the Fund would have grown to $42,652 - total investment return of 70.61% since January 4, 1993. Without the deduction of the 3% maximum sales load, the Fund would have grown to $43,971 - total investment return of 75.89% since January 4, 1993. The sales load may be reduced or eliminated for larger purchases.

At August 31, 1998, a similar investment in the NASDAQ Industrials Index would have grown to $34,279 - total investment return of 37.12% since January 4, 1993; while a similar investment in the S&P 500 Total Return Index would have grown to $62,689 - total investment return of 150.76% since January 4, 1993.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.00%

       Aerospace & Defense - 4.83%
            Alliant Techsystems Inc. ...........................................                    80,000              $  5,250,000
            BE Aerospace, Inc. .................................................                   182,100                 3,789,956
        (a) Gulfstream Aerospace Corporation ...................................                   117,500                 4,127,188
        (a) TriStar Aerospace Co. ..............................................                   167,000                 1,398,625
        (a) Triumph Group, Inc. ................................................                   101,000                 3,282,500
                                                                                                                        ------------
                                                                                                                          17,848,269
                                                                                                                        ------------
       Apparel Manufacturing - 5.49%
        (a) Jones Apparel Group, Inc. ..........................................                   656,300                12,797,850
        (a) Littlefield, Adams & Company .......................................                     4,663                    17,486
            Liz Claiborne, Inc. ................................................                    67,800                 1,932,300
            The Warnaco Group, Inc. ............................................                   204,100                 5,561,725
                                                                                                                        ------------
                                                                                                                          20,309,361
                                                                                                                        ------------
       Auto Parts - Original Equipment - 2.29%
            Federal-Mogul Corporation ..........................................                   159,000                 8,486,625
                                                                                                                        ------------

       Commercial Services - 3.89%
        (a) Ceridian Corporation ...............................................                   119,700                 5,805,450
        (a) Consolidated Capital Corporation ...................................                   263,400                 3,391,275
        (a) Sterling Commerce, Inc. ............................................                   156,800                 5,174,400
                                                                                                                        ------------
                                                                                                                          14,371,125
                                                                                                                        ------------
       Computers - 2.45%
        (a) EMC Corporation ....................................................                   129,300                 5,802,338
        (a) Splash Technology Holdings, Inc. ...................................                   217,100                 3,256,500
                                                                                                                        ------------
                                                                                                                           9,058,838
                                                                                                                        ------------
       Computer Software & Services - 10.40%
        (a) BMC Software, Inc. .................................................                   151,000                 6,389,187
        (a) Cadence Design Systems, Inc. .......................................                   181,600                 3,836,300
        (a) CheckFree Holdings Corporation .....................................                   246,800                 2,113,225
        (a) Cotelligent Group, Inc. ............................................                   177,400                 2,017,925
        (a) Hyperion Solutions Corporation .....................................                    67,200                 1,881,600
        (a) IMS Health Incorporated ............................................                    75,400                 4,147,000
        (a) JDA Software Group, Inc. ...........................................                   286,600                 3,439,200
        (a) Mentor Graphics Corporation ........................................                   270,500                 1,876,594
        (a) QuadraMed Corporation ..............................................                   108,300                 2,572,125
        (a) System Software Associates, Inc. ...................................                   675,850                 3,041,325
        (a) The Learning Company, Inc. .........................................                   276,500                 4,890,594
        (a) Wang Laboratories, Inc. ............................................                   116,200                 2,265,900
                                                                                                                        ------------
                                                                                                                          38,470,975
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electrical Equipment - 1.76%
        (a) Encore Wire Corporation ............................................                   318,975              $  3,349,238
        (a) SLI, Inc. ..........................................................                   230,500                 3,169,375
                                                                                                                        ------------
                                                                                                                           6,518,613
                                                                                                                        ------------
       Electronics - 2.12%
        (a) American Power Conversion Corp. ....................................                   133,200                 3,596,400
        (a) California Micro Devices Corporation ...............................                    23,806                    46,124
        (a) SCI Systems, Inc. ..................................................                   183,100                 4,199,856
                                                                                                                        ------------
                                                                                                                           7,842,380
                                                                                                                        ------------
       Electronics - Semiconductor - 3.75%
        (a) Adaptec, Inc. ......................................................                   292,200                 3,360,300
        (a) Amkor Technology, Inc. .............................................                   485,400                 2,244,975
        (a) Novellus Systems, Inc. .............................................                    85,700                 2,281,762
        (a) SDL, Inc. ..........................................................                   236,400                 4,018,800
        (a) TriQuint Semiconductor, Inc. .......................................                   127,800                 1,948,950
                                                                                                                        ------------
                                                                                                                          13,854,787
                                                                                                                        ------------
       Engineering & Construction - 0.69%
        (a) American Buildings Company .........................................                    94,000                 2,538,000
                                                                                                                        ------------

       Environmental Control - 2.43%
        (a) Waste Management, Inc. .............................................                   203,900                 8,997,088
                                                                                                                        ------------

       Financial - Consumer Credit - 2.84%
        (a) AmeriCredit Corp. ..................................................                   281,700                 7,024,894
        (a) FIRSTPLUS Financial Group, Inc. ....................................                   152,700                 3,464,381
                                                                                                                        ------------
                                                                                                                          10,489,275
                                                                                                                        ------------
       Financial Services - 2.76%
            American Capital Strategies, Ltd. ..................................                   185,500                 2,202,813
            CMAC Investment Corporation ........................................                    27,100                 1,043,350
            SEI Investments Company ............................................                    82,900                 5,160,525
            Sirrom Capital Corporation .........................................                   319,900                 1,779,444
                                                                                                                        ------------
                                                                                                                          10,186,132
                                                                                                                        ------------
       Food - Wholesale - 1.60%
            Richfood Holdings, Inc. ............................................                   287,500                 5,911,719
                                                                                                                        ------------

       Foreign - 2.83%
            ECI Telecommunications Limited .....................................                   205,100                 5,640,250
        (a) ICON plc - ADR .....................................................                    36,700                   977,137
            Petroleum GeoServices - ADR ........................................                   295,100                 3,836,300
                                                                                                                        ------------
                                                                                                                          10,453,687
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Human Resources - 1.52%
        (a) Metamor Worldwide, Inc. ............................................                    92,800              $  2,204,000
        (a) Personnel Group of America, Inc. ...................................                   301,300                 3,408,456
                                                                                                                        ------------
                                                                                                                           5,612,456
                                                                                                                        ------------
       Lodging - 1.62%
        (a) Fairfield Communities, Inc. ........................................                   293,600                 2,862,600
        (a) Sunterra Corporation ...............................................                   340,800                 3,131,100
                                                                                                                        ------------
                                                                                                                           5,993,700
                                                                                                                        ------------
       Machine - Construction & Mining - 1.75%
            JLG Industries, Inc. ...............................................                   234,000                 3,436,875
        (a) Terex Corporation ..................................................                   193,400                 3,046,050
                                                                                                                        ------------
                                                                                                                           6,482,925
                                                                                                                        ------------
       Medical Supplies - 2.21%
            Biomet, Inc. .......................................................                   304,500                 8,183,437
                                                                                                                        ------------

       Medical - Hospital Management & Service - 7.67%
        (a) Access Health, Inc. ................................................                   232,100                 5,555,894
        (a) Genesis Health Ventures, Inc. ......................................                   247,200                 2,935,500
        (a) HEALTHSOUTH Corporation ............................................                   204,100                 3,865,144
            Integrated Health Services, Inc. ...................................                   201,700                 3,895,331
        (a) Mariner Post-Acute Network, Inc. ...................................                   167,900                 1,196,287
        (a) PSS World Medical, Inc. ............................................                   382,400                 5,879,400
        (a) Trigon Healthcare, Inc. ............................................                   182,600                 5,044,325
                                                                                                                        ------------
                                                                                                                          28,371,881
                                                                                                                        ------------
       Miscellaneous - Manufacturing - 0.00%
        (a) Wilshire Technologies,Warrants, expires 11/28/2002 .................                    11,956                         0
                                                                                                                        ------------

       Oil & Gas - 0.51%
        (a) Friede Goldman International Inc. ..................................                   179,800                 1,876,662
                                                                                                                        ------------

       Pharmaceuticals - 3.17%
        (a) Barr Laboratories, Inc. ............................................                   138,500                 3,549,062
            Jones Pharma Incorporated ..........................................                   206,500                 4,310,688
        (a) Roberts Pharmaceutical Corporation .................................                   224,900                 3,851,412
                                                                                                                        ------------
                                                                                                                          11,711,162
                                                                                                                        ------------
       Real Estate Investment Trust - 0.25%
            CarrAmerica Realty Corporation .....................................                    41,000                   922,500
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Restaurants & Food Service - 3.80%
            Apple South, Inc. ..................................................                   331,100              $  3,807,650
            CKE Restaurants, Inc. ..............................................                   172,300                 5,341,300
        (a) Outback Steakhouse, Inc. ...........................................                    70,900                 2,131,431
        (a) Rainforest Cafe, Inc. ..............................................                   336,800                 2,778,600
                                                                                                                        ------------
                                                                                                                          14,058,981
                                                                                                                        ------------
       Retail - Apparel - 1.84%
        (a) Stage Stores, Inc. .................................................                   213,700                 2,230,494
        (a) The Wet Seal, Inc. .................................................                   198,500                 4,565,500
                                                                                                                        ------------
                                                                                                                           6,795,994
                                                                                                                        ------------
       Retail - Department Stores - 2.73%
        (a) Consolidated Stores Corporation ....................................                   148,684                 4,683,546
        (a) Proffitt's, Inc. ...................................................                   213,000                 5,431,500
                                                                                                                        ------------
                                                                                                                          10,115,046
                                                                                                                        ------------
       Retail - Specialty Line - 4.67%
        (a) Barnes & Noble .....................................................                    58,600                 1,582,200
        (a) Borders Group, Inc. ................................................                   233,100                 4,414,331
            Cash America International, Inc. ...................................                   348,800                 4,229,200
        (a) Genesis Direct, Inc. ...............................................                    70,000                   201,250
        (a) Michaels Stores, Inc. ..............................................                   157,600                 3,703,600
        (a) The Elder-Beerman Stores Corp. .....................................                   128,500                 2,007,813
        (a) Trans World Entertainment Corporation ..............................                    67,000                 1,139,000
                                                                                                                        ------------
                                                                                                                          17,277,394
                                                                                                                        ------------
       Telecommunications - 2.06%
        (a) DSP Communications, Inc. ...........................................                   199,800                 2,285,213
        (a) Scandinavian Broadcasting System SA ................................                   140,200                 3,119,450
        (a) TRICOM, S.A ........................................................                   332,600                 2,224,262
                                                                                                                        ------------
                                                                                                                           7,628,925
                                                                                                                        ------------
       Telecommunications Equipment - 2.65%
        (a) Cable Design Technologies ..........................................                   227,450                 3,198,516
        (a) Comverse Technology, Inc. ..........................................                   172,040                 6,623,540
                                                                                                                        ------------
                                                                                                                           9,822,056
                                                                                                                        ------------
       Textiles - 0.70%
        (a) Dan River Inc. .....................................................                   197,500                 2,579,844
                                                                                                                        ------------

       Transportation - Air - 2.06%
            Airborne Freight Corporation .......................................                   117,000                 2,281,500
            COMAIR Holdings, Inc. ..............................................                   209,187                 5,321,194
                                                                                                                        ------------
                                                                                                                           7,602,694
                                                                                                                        ------------
       Utilities - Electric - 3.27%
        (a) CalEnergy Company, Inc. ............................................                   475,300                12,090,444
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Wholesale & Distribution - Specialty Line - 3.39%
        (a) Anixter International Inc. .........................................                   220,200              $  3,578,250
        (a) CellStar Corporation ...............................................                   511,400                 3,388,025
        (a) Central Garden and Pet Company .....................................                   192,800                 2,723,300
        (a) Inacom Corporation .................................................                   147,800                 2,854,388
                                                                                                                        ------------
                                                                                                                          12,543,963
                                                                                                                        ------------

            Total Common Stocks (Cost $406,616,508) ............................                                         355,006,938
                                                                                                                        ------------

INVESTMENT COMPANY - 5.21%

       Evergreen Money Market Treasury Institutional Money .....................                19,279,931                19,279,931
            Market Fund Institutional Service Shares                                                                    ------------
            (Cost $19,279,931)


Total Value of Investments (Cost $425,896,439 (b)) ..........................................            101.21 %      $374,286,869
Liabilities In Excess of Other Assets .......................................................             (1.21)%        (4,483,277)
                                                                                                         ------        ------------
       Net Assets ...........................................................................            100.00 %      $369,803,592
                                                                                                         ======        ============




       (a)  Non-income producing investment.

       (b)  Aggregate cost  for federal  income tax  purposes  is  $426,055,432.
            Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



            Unrealized appreciation                                                                                    $ 46,833,695
            Unrealized depreciation                                                                                     (98,602,258)
                                                                                                                       ------------

                            Net unrealized depreciation                                                                $(51,768,563)
                                                                                                                       ============


       The following acronym is used throughout this portfolio:

            ADR - American Depository Receipt




See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 1998


ASSETS
       Investments, at value (cost $425,896,439) .....................................................                 $374,286,869
       Income receivable .............................................................................                      241,569
       Receivable for investments sold ...............................................................                    2,940,312
       Receivable for fund shares sold ...............................................................                        8,423
       Other assets ..................................................................................                       16,823
                                                                                                                       ------------

            Total assets .............................................................................                  377,493,996
                                                                                                                       ------------

LIABILITIES
       Accrued expenses ..............................................................................                       38,299
       Payable for investment purchases ..............................................................                    7,611,805
       Disbursements in excess of cash on demand deposit .............................................                       40,300
                                                                                                                       ------------

            Total liabilities ........................................................................                    7,690,404
                                                                                                                       ------------

NET ASSETS
       (applicable to 27,795,867 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .......................................                 $369,803,592
                                                                                                                       ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
       ($369,803,592 / 27,795,867 shares) ............................................................                      $ 13.30
                                                                                                                       ============

OFFERING PRICE PER SHARE
       (100 / 97% of $13.30) .........................................................................                      $ 13.71
                                                                                                                       ============

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                 $394,754,659
       Undistributed net realized gain on investments ................................................                   26,658,503
       Net unrealized depreciation on investments ....................................................                  (51,609,570)
                                                                                                                       ------------
                                                                                                                       $369,803,592
                                                                                                                       ============









See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                     Year ended August 31, 1998



INVESTMENT LOSS

       Income
            Dividends ..................................................................................             $    1,435,506
                                                                                                                     --------------


       Expenses
            Investment advisory fees (note 2) ..........................................................                  7,337,649
            Fund administration fees (note 2) ..........................................................                    535,138
            Custody fees ...............................................................................                     26,420
            Registration and filing administration fees (note 2) .......................................                      6,862
            Fund accounting fees (note 2) ..............................................................                     21,000
            Audit fees .................................................................................                     13,650
            Legal fees .................................................................................                      6,073
            Securities pricing fees ....................................................................                      6,115
            Shareholder recordkeeping fees .............................................................                     13,893
            Shareholder administrative fees (note 2) ...................................................                     50,000
            Shareholder servicing expenses .............................................................                     79,033
            Registration and filing expenses ...........................................................                     14,215
            Printing expenses ..........................................................................                     29,598
            Amortization of deferred organization expenses .............................................                      3,446
            Trustee fees and meeting expenses ..........................................................                      6,990
            Other operating expenses ...................................................................                     44,363
                                                                                                                     --------------

                 Total expenses ........................................................................                  8,194,445
                                                                                                                     --------------

                       Net investment loss .............................................................                 (6,758,939)
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions ..................................................                 38,364,114
       Decrease in unrealized appreciation on investments ..............................................               (211,160,640)
                                                                                                                     --------------

            Net realized and unrealized loss on investments ............................................               (172,796,526)
                                                                                                                     --------------

                 Net decrease in net assets resulting from operations ..................................             $ (179,555,465)
                                                                                                                     ==============









See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                      August 31,          August 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE  IN NET ASSETS

     Operations
         Net investment loss ....................................................                  $ (6,758,939)       $ (6,082,087)
         Net realized gain from investment transactions .........................                    38,364,114          72,981,586
         (Decrease) increase in unrealized appreciation on investments ..........                  (211,160,640)        114,457,604
                                                                                                   ------------        ------------

              Net (decrease) increase in net assets resulting from operations ...                  (179,555,465)        181,357,103
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions .........................                   (78,304,241)        (28,932,671)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...                    14,174,396             756,974
                                                                                                   ------------        ------------

                   Total (decrease) increase in net assets ......................                  (243,685,310)        153,181,406

NET ASSETS

     Beginning of year ..........................................................                   613,488,902         460,307,496
                                                                                                   ------------        ------------

     End of year ................................................................                  $369,803,592        $613,488,902
                                                                                                   ============        ============



(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                      Year ended                              Year ended
                                                                    August 31, 1998                         August 31, 1997

                                                               Shares              Value               Shares             Value
                                                     -------------------------------------------------------------------------------

Shares sold ..................................                2,928,296        $ 59,641,139           3,447,946        $ 64,609,895
Shares issued for reinvestment
     of distributions ........................                3,755,172          74,389,963           1,565,933          26,934,053
                                                           ------------        ------------        ------------        ------------

                                                              6,683,468         134,031,102           5,013,879          91,543,948

Shares redeemed ..............................               (6,228,186)       (119,856,706)         (4,938,898)        (90,786,974)
                                                           ------------        ------------        ------------        ------------

     Net increase ............................                  455,282        $ 14,174,396              74,981        $    756,974
                                                           ============        ============        ============        ============






See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             August 31,     August 31,     August 31,     August 31,     August 31,
                                                                  1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................      $ 22.44        $ 16.88        $ 20.70        $ 13.58        $ 11.86

      Income (loss) from investment operations
           Net investment loss ..........................        (0.24)         (0.22)         (0.18)         (0.15)         (0.05)
           Net realized and unrealized gain (loss) on
               investments                                       (6.02)          6.84          (2.53)          7.27           1.98
                                                          ------------   ------------   ------------   ------------   ------------

               Total from investment operations .........        (6.26)          6.62          (2.71)          7.12           1.93
                                                          ------------   ------------   ------------   ------------   ------------

      Distributions to shareholders from
           Net investment income ........................        (0.00)          0.00           0.00           0.00          (0.16)
           Net realized gain from investment transactions        (2.88)         (1.06)         (1.11)          0.00          (0.05)
                                                          ------------   ------------   ------------   ------------   ------------

               Total distributions ......................        (2.88)         (1.06)         (1.11)          0.00          (0.21)
                                                          ------------   ------------   ------------   ------------   ------------

Net asset value, end of year ............................      $ 13.30        $ 22.44        $ 16.88        $ 20.70        $ 13.58
                                                          ============   ============   ============   ============   ============

Total return (a) ........................................       (32.12)%        41.14 %       (12.81)%        52.45 %        16.42 %
                                                          ============   ============   ============   ============   ============

Ratios/supplemental data

      Net assets, end of year ........................... $369,803,592   $613,488,902   $460,307,496   $460,286,044   $179,222,758
                                                          ============   ============   ============   ============   ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.40 %         1.42 %         1.42 %         1.43 %         1.57 %
           After expense reimbursements and waived fees           1.40 %         1.42 %         1.42 %         1.43 %         1.49 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees         (1.15)%        (1.17)%        (1.05)%        (1.07)%        (0.87)%
           After expense reimbursements and waived fees          (1.15)%        (1.17)%        (1.05)%        (1.07)%        (0.79)%


      Portfolio turnover rate                                    86.18 %       115.51 %       110.04 %        75.42 %        66.03 %

      Average brokerage commissions per share (b)             $ 0.0580       $ 0.0568           --             --              --



(a) Total return does not reflect payment of a sales charge.
(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.


                                                                                      See accompanying notes to financial statements

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Aggressive Growth Fund (the "Fund"), formerly known as The Chesapeake Growth Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 4, 1993. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Investment companies are valued at net asset value. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $6,758,939 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.10% of average daily net assets over $50 million for the period September 1, 1997 to December 31, 1997. Beginning January 1, 1998, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended August 31, 1998, the Distributor retained sales charges in the amount of $1,770.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $490,382,786 and $561,492,464, respectively, for the year ended August 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis  Investment Trust and  Shareholders of
  The Chesapeake Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Chesapeake Aggressive Growth Fund (a portfolio of Gardner Lewis Investment Trust), as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Chesapeake Aggressive Growth Fund as of August 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 18, 1998

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________


                                                        October 1, 1998



Dear Shareholder:

         The Chesapeake Core Growth Fund closes the third quarter with a loss of 12.2%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials and Russell 2000, respectively, and leaves us up 1.0% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits.
Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations.
Beyond that narrow universe, selling has been less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof multinationals, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in the largest of household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance. We continue to find dynamic companies within the S&P 500 universe where valuations are reasonable and growth rates strong. The Core Growth portfolio of large companies currently trades at 18 times forward earnings that are growing at 24%. The S&P 500 now trades at 21 times forward earnings that are growing at perhaps 6%.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                                  John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

                  ____________________________________________

                        THE CHESAPEAKE CORE GROWTH FUND
                  ____________________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Core Growth Fund seeks capital appreciation through investments in large capitalization growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

  * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;

  *  are selling at a stock price not yet fully reflective of their growth rate;

  * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;

  * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups  [Represented by Pie Chart in mailings]
--------------------------------------------------------------------------------
     Retail Sales & Distribution - 14.3%
     Financial  Services - 10.2%
     Computers & Peripherals - 9.2 %
     Telecommunications - 8.6 %
     Energy Services - 8.4%
     Computers & Software - 6.4%
     Pharmaceuticals - 6.3%
     Machinery, Construction & Manufacturing - 4.9%
     Business Services - 4.0%
     Semiconductors & Related - 4.0%
     All Others - 23.6%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
-------------------------------------
1.  MCI Worldcom Inc.            5.8%
2.  CVS Corporation              3.9%
3.  Warner Lambert & Co.         3.9%
4.  IMS Health Inc.              3.3%
5.  Cisco Systems                3.1%
6.  Guidant Corp.                3.0%
7.  Tyco Industries, Inc.        2.9%
8.  Nationsbank Corp.            2.9%
9.  Lowe's Companies, Inc.       2.9%
10. Sun Microsystems, Inc.       2.9%


Portfolio Characteristics
-------------------------------------
Number of Companies               44
5 Yr. Historical Earnings Growth  24%
Earnings Growth - net year        24%
P/E Ratio - next year             18
  (Gardner Lewis earnings estimates)


Performance Summary
------------------------------------------------------
                              Annualized
------------------------------------------------------
Period Ended      Year to                    Since
   9/30/98         Date        1 Year      Inception
------------------------------------------------------
The Chesapeake
Core Growth Fund   1.0%         -4.1%         0.4%
------------------------------------------------------


The inception date of the Fund was September 29, 1997. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


       For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

                                       _____________________________________________________

                                                  THE CHESAPEAKE CORE GROWTH FUND
                                       _____________________________________________________




                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                         September 30, 1998

============================================================      =========================================================
Quantity        Security                       Market Value       Quantity      Security                      Market Value
============================================================      =========================================================
      3,500 AES Corporation                         129,719           1,070 International Business Machines        137,495
      3,300 AlliedSignal, Inc.                      116,738           9,100 K Mart Corp.                           109,200
      1,700 Allmerica Financial Corp.               101,363           5,000 Lowe's Companies, Inc.                 159,063
      2,500 Ascend Communications                   113,750           6,499 MCI Worldcom Inc.                      317,627
      2,520 BMC Software, Inc.                      151,358           3,800 Micron Technology                      115,663
      2,900 Block, H & R, Inc.                      119,988           2,990 Nationsbank Corp.                      159,965
      1,400 Bristol Myers Squibb Co.                145,425           2,700 Networks Associates, Inc.               95,850
      4,900 CVS Corporation                         214,681             700 Nokia Corporation                       54,775
      4,520 Cadence Design Systems                  115,543           3,300 Rite Aid Corporation                   117,150
      4,340 CalEnergy                               115,010           3,900 Saks, Inc.                              87,506
      7,910 Cendant Corporation                      91,954           3,200 Service Corp.                          102,000
      1,000 Chase Manhattan Bank                     43,125           6,150 Southwest Airlines, Co.                124,538
      2,700 Cisco Systems                           166,894           1,500 Staples, Inc.                           44,063
      1,600 Costco Companies, Inc.                   75,800           3,170 Sun Microsystems, Inc.                 157,906
      2,720 EMC Corporation                         156,060           1,500 TRICON Global Restaurants               58,688
      1,300 Gateway 2000, Inc.                       68,006           2,200 Travelers Group, Inc.                   82,500
      2,200 Guidant Corp.                           163,350           2,900 Tyco Industries, Inc.                  160,225
      4,000 Halliburton Co                          115,000           1,800 U.S. Airways Group, Inc.                91,125
      2,700 Hertz Corp.                             113,063           3,100 Unicom Inc.                            115,863
      2,900 Household International                 108,750           2,800 Warner Lambert & Co.                   211,400
      2,940 IMS Health Inc.                         182,096           3,250 Waste Management, Inc.                 156,203
      1,260 Intel Corp.                             108,045           1,100 Wellpoint Health Networks Inc.          61,669



                                                                            TOTAL EQUITY                         5,436,186

                                                                            CASH EQUIVALENT                        200,150

                                                                            TOTAL ASSETS                         5,636,336

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 1998


                         FOR THE PERIOD ENDED AUGUST 31






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                         THE CHESAPEAKE CORE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

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                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.57%

       Auto & Trucks - 1.94%
            The Hertz Corporation ....................................................                  3,600            $   135,900
                                                                                                                         -----------

       Commercial Services - 5.99%
       (a)  Cendant Corporation ......................................................                 10,510                121,522
            H&R Block, Inc. ..........................................................                  3,900                152,588
            Service Corporation International ........................................                  4,300                145,662
                                                                                                                         -----------
                                                                                                                             419,772
                                                                                                                         -----------
       Computers - 11.34%
       (a)  Cisco Systems, Inc. ......................................................                  2,400                196,500
       (a)  EMC Corporation ..........................................................                  4,220                189,372
       (a)  Gateway 2000, Inc. .......................................................                  1,800                 84,938
            International Business Machines Corporation ..............................                  1,370                154,296
       (a)  Sun Microsystems, Inc. ...................................................                  4,270                169,199
                                                                                                                         -----------
                                                                                                                             794,305
                                                                                                                         -----------
       Computer Software & Services - 8.58%
       (a)  BMC Software, Inc. .......................................................                  3,320                140,478
       (a)  Cadence Design Systems, Inc. .............................................                  6,020                127,173
            IMS Health Incorporated ..................................................                  3,940                216,700
       (a)  Network Associates, Inc. .................................................                  3,600                116,100
                                                                                                                         -----------
                                                                                                                             600,451
                                                                                                                         -----------
       Electronics - Semiconductor - 1.69%
            Intel Corporation ........................................................                  1,660                118,171
                                                                                                                         -----------

       Environmental Control - 3.06%
       (a)  Waste Management, Inc. ...................................................                  4,850                214,005
                                                                                                                         -----------

       Financial - Banks, Commercial - 4.69%
            NationsBank Corporation ..................................................                  3,990                229,673
            State Street Corporation .................................................                  1,900                 98,919
                                                                                                                         -----------
                                                                                                                             328,592
                                                                                                                         -----------
       Financial - Banks, Money Center - 0.97%
            The Chase Manhattan Corporation ..........................................                  1,300                 68,250
                                                                                                                         -----------

       Financial Services - 3.63%
            The CIT Group, Inc. ......................................................                  4,300                110,456
            Household International, Inc. ............................................                  3,900                144,056
                                                                                                                         -----------
                                                                                                                             254,512
                                                                                                                         -----------
       Household Products & Housewares - 2.16%
            Maytag Corporation .......................................................                  3,500                150,938
                                                                                                                         -----------


                                                                                                                         (Continued)

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                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 3.84%
            Allmerica Financial Corporation ..........................................                  2,300            $   137,138
            Travelers Group Inc. .....................................................                  3,500                132,000
                                                                                                                         -----------
                                                                                                                             269,138
                                                                                                                         -----------
       Medical - Hospital Management & Service - 5.12%
            Columbia/HCA Healthcare Corporation ......................................                  6,350                143,272
       (a)  HEALTHSOUTH Corporation ..................................................                  7,160                135,593
       (a)  Wellpoint Health Networks Inc. ...........................................                  1,500                 80,063
                                                                                                                         -----------
                                                                                                                             358,928
                                                                                                                         -----------
       Medical Supplies - 2.23%
            Guidant Corporation ......................................................                  2,600                156,000
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.94%
            AlliedSignal Inc. ........................................................                  4,400                150,975
            Tyco International Ltd. ..................................................                  3,500                194,250
                                                                                                                         -----------
                                                                                                                             345,225
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 2.05%
            Halliburton Company ......................................................                  5,400                143,438
                                                                                                                         -----------

       Pharmaceuticals - 4.31%
            Warner-Lambert Company ...................................................                  4,600                301,588
                                                                                                                         -----------

       Restaurants & Food Service - 1.06%
       (a)  Tricon Global Restaurants, Inc. ..........................................                  2,000                 74,125
                                                                                                                         -----------

       Retail - Department Stores - 1.89%
       (a)  Profitt's, Inc. ..........................................................                  5,200                132,600
                                                                                                                         -----------

       Retail - Drug Stores - 3.38%
            CVS Corporation ..........................................................                  6,500                236,438
                                                                                                                         -----------

       Retail - General Merchandise - 2.20%
       (a)  Kmart Corporation ........................................................                 12,100                154,275
                                                                                                                         -----------

       Retail - Specialty - 1.39%
       (a)  Staples, Inc. ............................................................                  3,600                 97,650
                                                                                                                         -----------

       Telecommunications - 4.14%
            MCI Communications Corporation ...........................................                  5,800                290,000
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Transportation - Air - 4.10%
            Southwest Airlines Co. ...................................................                  8,250            $   147,469
       (a)  US Airways Group, Inc. ...................................................                  2,400                139,800
                                                                                                                         -----------
                                                                                                                             287,269
                                                                                                                         -----------
       Utilities - Electric - 3.91%
       (a)  The AES Corporation ......................................................                  4,700                128,075
       (a)  CalEnergy Company, Inc. ..................................................                  5,740                146,010
                                                                                                                         -----------
                                                                                                                             274,085
                                                                                                                         -----------
       Utilities - Telecommunications - 0.91%
       (a)  WorldCom, Inc. ...........................................................                  1,550                 63,453
                                                                                                                         -----------

       Utilities - Water - 1.05%
       (a)  United States Filter Corporation .........................................                  4,100                 73,800
                                                                                                                         -----------

            Total Common Stocks (Cost $6,915,134) ....................................                                     6,342,908
                                                                                                                         -----------

INVESTMENT COMPANIES - 9.80%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .................................                343,299                343,299
       Evergreen Money Market Treasury Institutional Treasury Money
            Market Fund Institutional Service Shares .................................                343,299                343,299
                                                                                                                         -----------

            Total Investment Companies (Cost $686,598) ...............................                                       686,598
                                                                                                                         -----------


Total Value of Investments (Cost $7,601,732 (b)) ................................................          100.37 %     $ 7,029,506
Liabilities In Excess of Other Assets ...........................................................           (0.37)%         (25,596)
                                                                                                           ------       -----------
       Net Assets ...............................................................................          100.00 %     $ 7,003,910
                                                                                                           ======       ===========


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  federal  income  tax  purposes  is $7,613,518.
            Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                                     $   297,244
            Unrealized depreciation                                                                                        (881,256)
                                                                                                                        -----------

                            Net unrealized depreciation                                                                 $  (584,012)
                                                                                                                        ===========

See accompanying notes to financial statements

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                                                  THE CHEASAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 1998
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $7,601,732) .........................................................                $ 7,029,506
       Cash ............................................................................................                     46,569
       Income receivable ...............................................................................                      5,202
       Receivable for investments sold .................................................................                     10,913
       Prepaid expenses ................................................................................                      2,830
                                                                                                                        -----------

            Total assets ...............................................................................                  7,095,020
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ................................................................................                     13,865
       Payable for investment purchases ................................................................                     77,245
                                                                                                                        -----------

            Total liabilities ..........................................................................                     91,110
                                                                                                                        -----------

NET ASSETS
       (applicable to 749,738 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                $ 7,003,910
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($7,003,910 / 749,738 shares) ...................................................................                     $ 9.34
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                $ 7,844,124
       Accumulated net realized loss on investments ....................................................                   (267,988)
       Net unrealized depreciation on investments ......................................................                   (572,226)
                                                                                                                        -----------
                                                                                                                        $ 7,003,910
                                                                                                                        ===========







See accompanying notes to financial statements

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                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period ended August 31, 1998
                                                             (Unaudited)



INVESTMENT LOSS

       Income
            Dividends ....................................................................................              $    26,709
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   32,352
            Fund administration fees (note 2) ............................................................                    2,426
            Custody fees .................................................................................                    1,614
            Registration and filing administration fees (note 2) .........................................                    1,438
            Fund accounting fees (note 2) ................................................................                   10,500
            Audit fees ...................................................................................                    4,033
            Legal fees ...................................................................................                   10,566
            Securities pricing fees ......................................................................                    1,376
            Shareholder administration fees (note 2) .....................................................                    6,302
            Shareholder recordkeeping fees ...............................................................                    4,524
            Shareholder servicing expenses ...............................................................                    1,765
            Registration and filing expenses .............................................................                    6,364
            Printing expenses ............................................................................                    1,394
            Trustee fees and meeting expenses ............................................................                    4,033
            Other operating expenses .....................................................................                      606
                                                                                                                        -----------

                 Total expenses ..........................................................................                   89,293
                                                                                                                        -----------

                 Less:
                       Investment advisory fees waived (note 2) ..........................................                  (32,352)
                       Fund administration fees waived (note 2) ..........................................                   (2,426)
                       Shareholder administration fees waived (note 2) ...................................                   (6,302)
                                                                                                                        -----------

                 Net expenses ............................................................................                   48,213
                                                                                                                        -----------

                       Net investment loss ...............................................................                  (21,504)
                                                                                                                        -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

       Net realized loss from investment transactions ....................................................                  (49,574)
       Decrease in unrealized appreciation on investments ................................................               (1,007,539)
                                                                                                                        -----------

            Net realized and unrealized loss on investments ..............................................               (1,057,113)
                                                                                                                        -----------

                 Net decrease in net assets resulting from operations ....................................              $(1,078,617)
                                                                                                                        ===========







See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                      period from
                                                                                                                  September 29, 1997
                                                                                                                    (commencement
                                                                                                  Period ended      of operations)
                                                                                                   August 31,       to February 28,
                                                                                                      1998               1998
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss ............................................................          $   (21,504)         $    (4,600)
         Net realized loss from investment transactions .................................              (49,574)            (218,414)
         (Decrease) increase in unrealized appreciation on investments ..................           (1,007,539)             435,313
                                                                                                   -----------          -----------

              Net (decrease) increase in net assets resulting from operations ...........           (1,078,617)             212,299
                                                                                                   -----------          -----------

     Distribution to shareholders
         Distribution in excess of net investment income ................................                    0               (9,859)
                                                                                                   -----------          -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...........            2,034,259            5,845,828
                                                                                                   -----------          -----------

                   Total increase in net assets .........................................              955,642            6,048,268

NET ASSETS

     Beginning of period ................................................................            6,048,268                    0
                                                                                                   -----------          -----------

     End of period ......................................................................          $ 7,003,910          $ 6,048,268
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                                ------------------------------------------------------------------------------------
                                                                                                          For the period from
                                                                                                          September 29, 1997
                                                                   Period ended                      (commencement of operations)
                                                                  August 31, 1998                        to February 28, 1998

                                                             Shares              Value                 Shares              Value
                                                ------------------------------------------------------------------------------------

Shares sold ....................................             197,783          $ 2,172,108              563,478          $ 5,837,694
Shares issued for reinvestment
     of distributions ..........................                   0                    0                  830                8,231
                                                         -----------          -----------          -----------          -----------

                                                             197,783            2,172,108              564,308            5,845,925

Shares redeemed ................................             (12,343)            (137,849)                 (10)                 (97)
                                                         -----------          -----------          -----------          -----------

     Net increase ..............................             185,440          $ 2,034,259              564,298          $ 5,845,828
                                                         ===========          ===========          ===========          ===========



See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       For the
                                                                                                                     period from
                                                                                                                  September 29, 1997
                                                                                                                   (commencement of
                                                                                                 Period ended       operations) to
                                                                                                  August 31,         February 28,
                                                                                                     1998                1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................................................              $ 10.72              $ 10.00

      (Loss) income from investment operations
           Net investment loss .......................................................                (0.03)               (0.01)
           Net realized and unrealized (loss) gain on investments ....................                (1.35)                0.75
                                                                                                -----------          -----------

               Total from investment operations ......................................                (1.38)                0.74
                                                                                                -----------          -----------

      Distribution to shareholders
           Distribution in excess of net investment income ...........................                (0.00)               (0.02)
                                                                                                -----------          -----------

Net asset value, end of period .......................................................               $ 9.34              $ 10.72
                                                                                                ===========          ===========


Total return .........................................................................               (12.95)%               7.49 %
                                                                                                ===========          ===========


Ratios/supplemental data

      Net assets, end of period ......................................................          $ 7,003,910          $ 6,048,268
                                                                                                ===========          ===========

      Ratio of expenses to average net assets (a)
           Before expense reimbursements and waived fees ..................................            2.76 %               3.19 %
           After expense reimbursements and waived fees ...................................            1.49 %               1.24 %

      Ratio of net investment loss to average net assets (a)
           Before expense reimbursements and waived fees ..................................           (1.94)%              (2.19)%
           After expense reimbursements and waived fees ...................................           (0.67)%              (0.24)%

      Portfolio turnover rate .............................................................           50.70 %              29.83 %

      Average brokerage commissions per share (b) .........................................        $ 0.0556             $ 0.0486

(a)   Annualized.

(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.



See accompanying notes to financial statements

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Core Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on September 29, 1997. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 28.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998
                                   (Unaudited)



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive all or a portion of its fee. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived its fee amounting to $32,352 ($0.06 per share) for the period ended August 31, 1998.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived its fees amounting to $8,728 ($0.02 per share) for the period ended August 31, 1998.

         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $4,548,908 and $3,001,156 respectively, for the period ended August 31, 1998.